UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2022

Date of reporting period:	November 1, 2021 – April 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Multi-Asset Absolute Return Fund

Semiannual report
4 | 30 | 22

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PDMAX

Putnam Multi-Asset
Absolute Return
Fund

Semiannual report
4 | 30 | 22

Message from the Trustees

June 9, 2022

Dear Fellow Shareholder:

The year to date has been difficult for investors, with bond and stock prices falling in repeated market downturns. Inflation has climbed to levels not seen in decades, prompting the U.S. Federal Reserve to reverse the stimulus that had helped support financial assets since 2020. Markets globally also have reacted to the Russia-Ukraine War and the worsening Covid-19 pandemic in China. In the underlying economy, we have seen encouraging signs, such as abundant job openings and wage gains in the United States.

History has shown us that markets eventually recover from crises and may reward those focused on long-term goals rather than short-term uncertainties. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/22. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Brett, please describe market conditions during the reporting period.

Overall, the investing environment was challenging for stock and bond markets during the reporting period. High inflation, supply chain disruptions, and the Russia-Ukraine War contributed to market volatility. In November 2021, the U.S. Federal Reserve began to scale back its $120 billion per month bond-buying program, signaling it would raise interest rates in 2022. The anticipation of higher interest rates and tighter credit conditions dampened investor demand for stocks and corporate bonds.

On February 24, 2022, Russia’s invasion of Ukraine caused a flight-to-safety. Stocks declined as investors began to favor safer-haven assets such as U.S. Treasuries. The U.S. dollar strengthened and global commodity prices rose. In mid-March 2022, the Fed increased borrowing rates by 0.25%, its first interest-rate hike since 2018. Markets factored in several additional rate hikes expected from the Fed in calendar 2022.

Regional outbreaks of Covid-19 also rattled markets. China’s zero-tolerance approach to

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Allocations are shown as a percentage of the fund’s net assets as of 4/30/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade settlement dates of securities, such as to-be-announced (TBA) commitments, or from the use of derivatives.

controlling infections resulted in extended lockdowns beginning in March 2022. Supply chain disruptions worsened and global growth slowed.

For the six months ended April 30, 2022, stocks posted a return of –9.65%, as measured by the S&P 500 Index. U.S. bond markets also declined, with the Bloomberg U.S. Aggregate Bond Index returning –9.47%. The yield on the 10-year U.S. Treasury note climbed from 1.55% on October 31, 2021, to 2.89% on April 30, 2022.

Before we discuss results, can you describe the fund’s strategies?

The fund pursues roughly equivalent risk-and-return characteristics by dynamically allocating assets using directional [market sensitive] and nondirectional [market neutral] strategies.

The directional portion of the portfolio consists of two components. The first is a risk-balanced portfolio of stocks and bonds designed to capture long-term market returns. The second is a dynamic asset allocation overlay that reflects tactical views. This overlay consists of tactical

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long and short positions to equities, interest rates, credit, and commodities based on the team’s expectations for each asset class. The team manages both the composition and total level of risk, depending on market conditions and the prevailing opportunity set.

The nondirectional portion of the portfolio consists of long/short market neutral strategies with a goal to provide flexible uncorrelated sources of alpha.

How did the fund perform for the reporting period?

The fund’s class A shares returned 3.94%, outperforming its benchmark, the ICE BofA U.S. Treasury Bill Index, which returned 0.00%.

What strategies influenced fund performance during reporting period?

Directional strategies detracted from fund performance. The equity portion of the risk-balanced portfolio finished negative, while our tactical positions to equity risk were slightly additive. In the first quarter of calendar 2022, we implemented modest, short-term long and short positions to take advantage of stock

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/22. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Asset Absolute Return Fund 5

market volatility. Overall, the portfolio was net long equity risk, which resulted in a negative contribution from directional equity exposure. The fixed income portion of the risk-balanced portfolio finished negative. A modest tactical short position to interest-rate risk led to a small gain. We removed this tactical position in early February 2022. Overall, the portfolio was net long interest-rate risk, which resulted in a negative contribution from directional interest-rate exposure. A modest tactical long position to commodities, implemented in early March 2022, resulted in a slight gain. Credit exposures did not have a significant impact on fund performance.

Overall, nondirectional strategies boosted fund performance. Equity selection alpha was the largest positive contributor. Our quantitative emerging market equity, sector selection, and global equity long/short strategies were top performers. Alternative beta also helped results, as our volatility carry and cross-asset trend strategies showed strength. Fixed income selection alpha was also additive, attributed to a strategy focused on structured mortgage credit. Commodity alpha finished the period with positive results. Fixed income sector alpha had a modest gain, driven by a strategy that shorts U.S. real yields.

How were derivatives used during the reporting period?

Futures were used to manage the fund’s exposure to market risk and help equitize cash. Futures and interest-rate swaps were used to gain exposure to interest rates and hedge prepayment and interest-rate risks. Credit default swaps were used to hedge credit and market risks as well as gain exposure to individual names or baskets of securities. Total return swaps were used to hedge sector exposure; manage exposure to specific sectors, securities, and industries; and gain exposure to specific markets, countries, sectors, industries, or baskets of securities.

How is the fund positioned as of May 1, 2022?

The portfolio was close to a neutral stance as of period-end. Within our dynamic allocation overlay, we had a modest long position to

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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commodity risk and a modest short position to credit risk. We did not have any tactical exposure to equity risk or interest-rate risk. Overall, the portfolio’s positioning was net long equity risk, interest-rate risk, and commodity risk, and net short credit risk. Overall portfolio risk was mostly from the directional portion of the portfolio. Directional risk continues to come from equity exposure. Most of the nondirectional risk comes from our equity selection alpha strategies.

What is your outlook for the economy and the fund?

The first few months of 2022 saw significant volatility. Rising inflation, supply chain disruptions, monetary policy tightening, and Russia’s invasion of Ukraine fueled sell-offs of stocks and bonds. Looking ahead, we expect market volatility to persist and investor sentiment to waver as many uncertainties remain.

Our near-term outlook on equities is neutral. We believe stocks are facing major headwinds, including a slowdown in earnings growth, rising interest rates, and the ongoing Russia-Ukraine War. Yet, we have refrained from taking a bearish position on equities. This view is supported by slightly bullish signals from our quantitative model, strong economic data, and the Fed’s aggressive efforts to tackle inflation.

In fixed income, our view on credit is modestly bearish. If the pandemic transitions to an endemic, we believe the U.S. credit cycle will emerge close to where it was [in late 2019] before the pandemic began. We also believe the high-yield index has reached peak credit quality and has little room for improvement, at least in the near term. Our outlook for rate-sensitive fixed income is neutral. Yields have moved higher due to a significant shift in Fed expectations. The Fed raised interest rates by a quarter percentage point in mid-March and a half percentage point in early May. The market has priced in several additional rate hikes for calendar 2022. Given this backdrop, we expect a balanced distribution of outcomes moving forward.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Our view on commodities is slightly favorable. This position is supported by an increasing and historically high roll yield [a type of return in commodity futures investing], greater upside risks arising from the war in Ukraine, and rising demand for global crude oil as Covid restrictions are lifted.

For the fund, we continue to have conviction in our investment strategies given our ability to adapt the portfolio to changing market conditions.

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund had minimal exposure to Russian or Ukrainian securities at the end of the period. Holdings in Russian securities generally have experienced sharp declines in value in late February and early March 2022 and have been subject to liquidity and settlement constraints, as well as, in certain cases, U.S. and other governmental sanctions. We are closely monitoring governmental actions, including the issuance of sanctions, and related market developments.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 4/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (12/23/08)
Before sales charge	2.78%	1.23%	–0.97%	–1.86%	3.43%	3.94%
After sales charge	2.32	0.63	–2.13	–3.78	–2.51	–2.04
Class B (12/23/08)
Before CDSC	2.30	0.64	–1.70	–2.60	2.70	3.54
After CDSC	2.30	0.64	–2.08	–3.58	–2.30	–1.46
Class C (12/23/08)
Before CDSC	2.31	0.63	–1.69	–2.58	2.71	3.55
After CDSC	2.31	0.63	–1.69	–2.58	1.71	2.55
Class P (8/31/16)
Net asset value	3.09	1.58	–0.56	–1.45	3.88	4.18
Class R (12/23/08)
Net asset value	2.50	0.99	–1.19	–2.10	3.22	3.84
Class R6 (7/2/12)
Net asset value	3.10	1.59	–0.60	–1.49	3.92	4.12
Class Y (12/23/08)
Net asset value	3.02	1.50	–0.71	–1.62	3.73	4.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Multi-Asset Absolute Return Fund 9

Comparative annualized index returns For periods ended 4/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
ICE BofA U.S. Treasury
Bill Index	0.54%	0.65%	1.13%	0.76%	0.01%	0.00%
Bloomberg U.S. Aggregate
Bond Index	2.93	1.73	1.20	0.38	–8.51	–9.47
S&P 500 Index	14.74	13.67	13.66	13.85	0.21	–9.65

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Fund price and distribution information For the six-month period ended 4/30/22

Distributions	Class A		Class B	Class C	Class P	Class R	Class R6	Class Y
Number	1		1	1	1	1	1	1
Income	$0.066		—	—	$0.116	$0.048	$0.111	$0.090
Capital gains
Long-term gains	0.125		$0.125	$0.125	0.125	0.125	0.125	0.125
Short-term gains	—		—	—	—	—	—	—
Total	$0.191		$0.125	$0.125	$0.241	$0.173	$0.236	$0.215
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/21	$10.24	$10.86	$9.78	$9.75	$10.39	$10.02	$10.42	$10.35
4/30/22	10.45	11.09	10.00	9.97	10.58	10.23	10.61	10.55

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (12/23/08)
Before sales charge	2.78%	1.31%	–0.84%	–1.84%	4.04%	3.84%
After sales charge	2.32	0.71	–2.01	–3.75	–1.94	–2.13
Class B (12/23/08)
Before CDSC	2.30	0.70	–1.57	–2.55	3.22	3.43
After CDSC	2.30	0.70	–1.94	–3.52	–1.78	–1.57
Class C (12/23/08)
Before CDSC	2.31	0.71	–1.58	–2.59	3.24	3.45
After CDSC	2.31	0.71	–1.58	–2.59	2.24	2.45
Class P (8/31/16)
Net asset value	3.08	1.65	–0.45	–1.46	4.49	3.98
Class R (12/23/08)
Net asset value	2.50	1.06	–1.08	–2.08	3.85	3.74
Class R6 (7/2/12)
Net asset value	3.10	1.66	–0.49	–1.47	4.43	4.02
Class Y (12/23/08)
Net asset value	3.02	1.56	–0.60	–1.60	4.24	3.94

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/21	0.93%	1.68%	1.68%	0.51%	1.18%	0.55%	0.68%
Annualized expense ratio for the
six-month period ended 4/30/22*†	0.97%	1.72%	1.72%	0.53%	1.22%	0.57%	0.72%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.03%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Includes one-time annualized proxy cost of 0.01%.

† Includes a decrease of 0.30% from annualizing the performance fee adjustment for the six months ended 4/30/22.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/21 to 4/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.90	$8.68	$8.68	$2.68	$6.17	$2.88	$3.64
Ending value (after expenses)	$1,039.40	$1,035.40	$1,035.50	$1,041.80	$1,038.40	$1,041.20	$1,040.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/22, use the following calculation method. To find the value of your investment on 11/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.86	$8.60	$8.60	$2.66	$6.11	$2.86	$3.61
Ending value (after expenses)	$1,019.98	$1,016.27	$1,016.27	$1,022.17	$1,018.74	$1,021.97	$1,021.22

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs.

Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful. The fund may not achieve its goal, and it is not intended to be a complete investment program.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. The fund is not intended to outperform stocks and bonds during strong market rallies. The fund’s prospectus lists additional risks. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

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• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Multi-Asset Absolute Return Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2022, Putnam employees had approximately $492,000,000 and the Trustees had approximately $72,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Multi-Asset Absolute Return Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Asset Absolute Return Fund 17

The fund’s portfolio 4/30/22 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (40.8%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$38,631	$41,059
5.00%, 5/20/49	113,460	119,930
3.50%, with due dates from 10/20/49 to 11/20/49	71,801	70,554
		231,543
U.S. Government Agency Mortgage Obligations (40.7%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.50%, 8/1/43	265,709	263,729
3.00%, 3/1/43	216,563	208,533
Federal National Mortgage Association Pass-Through Certificates
5.50%, 1/1/38	644,047	682,438
5.00%, with due dates from 1/1/49 to 8/1/49	60,642	62,900
4.50%, 5/1/49	12,845	13,183
3.50%, 6/1/56	1,493,180	1,458,719
3.50%, with due dates from 6/1/42 to 7/1/43	476,438	473,763
3.00%, with due dates from 2/1/43 to 2/1/43	548,917	528,563
Uniform Mortgage-Backed Securities
5.50%, TBA, 5/1/52	1,000,000	1,041,579
4.50%, TBA, 6/1/52	47,000,000	47,583,853
4.50%, TBA, 5/1/52	11,000,000	11,190,786
4.00%, TBA, 6/1/52	22,000,000	21,800,623
4.00%, TBA, 5/1/52	36,000,000	35,787,654
3.50%, TBA, 6/1/52	27,000,000	26,112,985
3.50%, TBA, 5/1/52	34,000,000	32,966,689
3.00%, TBA, 5/1/52	18,000,000	16,969,203
2.50%, TBA, 5/1/52	10,000,000	9,123,436
2.00%, TBA, 5/1/52	41,000,000	36,155,924
		242,424,560
Total U.S. government and agency mortgage obligations (cost $245,513,311)		$242,656,103

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Bonds
2.50%, 5/15/46 [i]	$242,000	$217,142
1.875%, 11/15/51 [i]	207,000	164,081
Total U.S. treasury obligations (cost $381,223)		$381,223

COMMON STOCKS (13.2%)*	Shares	Value
Basic materials (1.5%)
Anglo American Platinum, Ltd. (South Africa)	9,338	$1,038,964
Asian Paints, Ltd. (India)	40,431	1,698,204
Kumho Petrochemical Co., Ltd. (South Korea)	6,332	765,467
Northam Platinum Holdings, Ltd. (South Africa) †	32,645	388,120
Southern Copper Corp. (Peru)	19,670	1,224,851
Tata Steel, Ltd. (India)	21,610	356,023
Thai Union Group PCL Class F (Thailand)	1,110,200	547,807
United Tractors Tbk PT (Indonesia)	122,400	255,136

18 Multi-Asset Absolute Return Fund

COMMON STOCKS (13.2%)* cont.	Shares	Value
Basic materials cont.
Vale SA ADR (Brazil)	59,064	$997,591
Vedanta, Ltd. (India)	282,106	1,494,990
		8,767,153
Capital goods (0.2%)
Haitian International Holdings, Ltd. (China)	264,000	652,205
Sri Trang Gloves Thailand PCL (Thailand)	1,208,600	857,488
		1,509,693
Communication services (0.5%)
Advanced Info Service PCL (Thailand)	222,200	1,394,832
Hellenic Telecommunications Organization SA (Greece)	30,722	583,384
KT Corp. (South Korea)	7,992	226,123
Turkcell Iletisim Hizmetleri AS (Turkey)	584,349	845,115
		3,049,454
Consumer cyclicals (1.4%)
Astra International Tbk PT (Indonesia)	318,900	166,398
Bosideng International Holdings, Ltd. (China)	640,000	318,627
Cheil Worldwide, Inc. (South Korea)	24,074	481,153
China Yongda Automobiles Services Holdings, Ltd. (China)	717,500	667,913
iHeartMedia, Inc. Class A †	26,640	425,974
Kia Corp. (South Korea)	27,666	1,820,021
Maruti Suzuki India, Ltd. (India)	4,830	484,167
Page Industries, Ltd. (India)	2,382	1,408,867
Sun TV Network, Ltd. (India)	108,248	679,659
WalMart de Mexico (Walmex) SAB de CV (Mexico)	100,037	354,577
Zhongsheng Group Holdings, Ltd. (China)	215,500	1,418,937
		8,226,293
Consumer staples (1.2%)
Ambev SA (Brazil)	468,300	1,375,361
Arca Continental SAB de CV (Mexico)	50,558	321,263
Cencosud SA (Chile)	349,325	559,159
China Feihe, Ltd. (China)	529,000	498,556
Coca-Cola Icecek AS (Turkey)	25,672	211,975
Grupo Bimbo SAB de CV Class A (Mexico)	66,455	204,610
Indofood Sukses Makmur Tbk PT (Indonesia)	441,100	191,615
JD.com, Inc. Class A (China) †	63,851	1,990,266
Marfrig Global Foods SA (Brazil)	115,300	437,277
Want Want China Holdings, Ltd. (China)	1,577,000	1,419,707
		7,209,789
Energy (0.3%)
China Shenhua Energy Co., Ltd. (China)	557,000	1,775,439
		1,775,439
Financials (2.4%)
Agricultural Bank of China, Ltd. Class H (China)	2,718,000	1,020,531
Banco Bradesco SA (Preference) (Brazil)	309,760	1,126,525
Banco Santander (Brasil) S.A. (Units) (Brazil)	199,271	1,279,716
Banco Santander Chile (Chile)	10,340,857	497,544
Cathay Financial Holding Co., Ltd. (Taiwan)	503,000	1,059,276
China Development Financial Holding Corp. (Taiwan)	2,364,000	1,424,595
China International Capital Corp., Ltd. Class H (China)	553,200	1,104,218

Multi-Asset Absolute Return Fund 19

COMMON STOCKS (13.2%)* cont.	Shares	Value
Financials cont.
China Merchants Bank Co., Ltd. Class H (China)	20,500	$123,401
China Minsheng Banking Corp., Ltd. Class H (China)	1,476,000	559,768
CTBC Financial Holding Co., Ltd. (Taiwan)	554,000	546,127
Hana Financial Group, Inc. (South Korea)	39,730	1,479,861
Hong Leong Bank Bhd (Malaysia)	87,100	418,226
KB Financial Group, Inc. (South Korea)	34,648	1,601,225
Ping An Insurance Group Co. of China, Ltd. Class H (China)	212,000	1,363,353
Shinhan Financial Group Co., Ltd. (South Korea)	6,568	218,184
Tisco Financial Group PCL (Thailand)	114,400	303,118
Turkiye Garanti Bankasi AS (Turkey) †	198,397	199,276
		14,324,944
Health care (0.6%)
Cipla, Ltd./India (India) †	22,513	287,346
CSPC Pharmaceutical Group, Ltd. (China)	1,426,000	1,452,112
Emami, Ltd. (India)	62,137	397,924
Sun Pharmaceutical Industries, Ltd. (India)	99,810	1,207,978
		3,345,360
Technology (4.4%)
Alibaba Group Holding, Ltd. (China) †	228,624	2,794,197
Infosys, Ltd. (India)	101,292	2,055,257
Kuaishou Technology 144A (China) †	115,900	952,265
Lenovo Group, Ltd. (China)	422,000	409,337
LG Electronics, Inc. (South Korea)	4,610	418,684
Novatek Microelectronics Corp. (Taiwan)	88,000	1,169,838
Parade Technologies, Ltd. (Taiwan)	18,000	855,254
Quanta Computer, Inc. (Taiwan)	259,000	729,453
Samsung Electro-Mechanics Co., Ltd. (South Korea)	8,811	1,140,334
Samsung Electronics Co., Ltd. (South Korea)	94,661	5,029,728
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	65,010	6,041,372
Tata Consultancy Services, Ltd. (India)	17,411	801,157
Tech Mahindra, Ltd. (India)	52,998	865,865
Tencent Holdings, Ltd. (China)	49,000	2,298,364
United Microelectronics Corp. (Taiwan)	369,000	591,139
		26,152,244
Transportation (0.4%)
COSCO SHIPPING Holdings Co., Ltd. Class H (China)	444,400	695,799
Evergreen Marine Corp. Taiwan, Ltd. (Taiwan)	317,000	1,536,927
International Container Terminal Services, Inc. (Philippines)	77,950	319,361
		2,552,087
Utilities and power (0.3%)
CPFL Energia SA (Brazil)	212,800	1,555,987
Glow Energy PCL (Thailand) F	35,800	10
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	25,989	32,486
		1,588,483
Total common stocks (cost $69,504,340)		$78,500,939

20 Multi-Asset Absolute Return Fund

MORTGAGE-BACKED SECURITIES (9.3%)*	Principal amount	Value
Agency collateralized mortgage obligations (5.8%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 15.529%, 6/15/34	$49,052	$52,976
REMICs IFB Ser. 4727, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.646%, 11/15/47	2,155,014	320,591
REMICs IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%), 5.446%, 5/15/41	629,167	580,311
REMICs Ser. 5043, IO, 5.00%, 11/25/50	2,923,598	668,083
REMICs Ser. 5018, Class QI, IO, 5.00%, 10/25/50	2,630,981	483,745
REMICs Ser. 5128, Class IE, IO, 4.50%, 7/25/51	3,291,296	699,686
REMICs Ser. 4976, Class MI, IO, 4.50%, 5/25/50	3,731,423	772,283
REMICs Ser. 5125, Class MI, IO, 4.50%, 11/25/48	3,724,946	825,691
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	499,267	93,904
REMICs Ser. 5010, Class IE, IO, 4.00%, 9/25/50	4,211,330	773,181
REMICs Ser. 4355, Class DI, IO, 4.00%, 3/15/44	252,284	5,429
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,269,586	179,615
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	223,103	8,695
REMICs Ser. 5060, Class EI, IO, 3.50%, 1/25/51	2,247,272	461,414
REMICs Ser. 4369, Class IA, IO, 3.50%, 7/15/44	237,614	38,986
REMICs Ser. 4136, Class IW, IO, 3.50%, 10/15/42	1,168,980	141,009
REMICs Ser. 5082, Class IQ, IO, 3.00%, 3/25/51	5,904,219	922,534
REMICs Ser. 5160, Class IW, IO, 3.00%, 10/25/50	3,826,017	451,847
REMICs Ser. 4150, Class DI, IO, 3.00%, 1/15/43	1,348,996	172,806
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	2,284,850	177,350
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	846,151	57,284
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	1,081,834	117,300
REMICs Ser. 5119, Class IB, IO, 3.00%, 6/25/41	4,656,789	541,119
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO, 0.446%, 11/15/28 W	76,507	574
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO, 0.28%, 10/25/43 W	423,739	4,487
Structured Pass-Through Certificates Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	664,307	4,978
REMICs Ser. 3175, Class MO, PO, zero %, 6/15/36	5,839	5,197
Strips Ser. 315, PO, zero %, 9/15/43	1,026,420	816,749
Federal National Mortgage Association
REMICs IFB Ser. 05-74, Class NK, ((-5 x 1 Month US LIBOR) + 27.50%), 24.161%, 5/25/35	33,890	42,624
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%), 11.564%, 5/25/40	292,209	338,540
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	2,084,721	394,719
REMICs Ser. 18-58, Class IO, IO, 5.50%, 8/25/48	1,836,222	332,722
REMICs Ser. 15-28, IO, 5.50%, 5/25/45	2,751,154	524,535
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.432%, 2/25/47	5,249,139	688,215
REMICs IFB Ser. 19-49, Class ST, IO, ((-1 x 1 Month US LIBOR) + 6.02%), 5.352%, 9/25/49	3,522,844	554,158
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.75%), 5.082%, 10/25/47	5,462,677	573,176
Interest Strip Ser. 397, Class 2, IO, 5.00%, 9/25/39	13,931	2,563

Multi-Asset Absolute Return Fund 21

MORTGAGE-BACKED SECURITIES (9.3%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 20-93, Class WI, IO, 5.00%, 6/25/50	$3,526,654	$740,174
REMICs Ser. 17-113, IO, 5.00%, 1/25/38	507,245	55,615
REMICs Ser. 21-15, Class JI, IO, 4.50%, 4/25/51	2,245,330	491,278
REMICs Ser. 21-17, Class KI, IO, 4.50%, 4/25/51	4,050,352	784,756
REMICs Ser. 20-62, Class CI, IO, 4.00%, 6/25/48	2,580,680	519,404
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	1,903,389	332,676
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	561,955	26,419
REMICs Ser. 21-25, Class IJ, IO, 3.50%, 5/25/51	4,190,189	674,369
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	137,289	4,317
REMICs Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	476,563	25,400
REMICs Ser. 14-10, IO, 3.50%, 8/25/42	413,810	50,587
REMICs Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	1,136,145	132,537
REMICs Ser. 21-67, Class IG, IO, 3.00%, 10/25/51	3,318,568	531,259
REMICs Ser. 21-44, Class NI, IO, 3.00%, 7/25/51	2,880,314	563,122
REMICs Ser. 21-56, Class IL, IO, 3.00%, 3/25/51	4,178,920	693,801
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	1,178,189	148,325
REMICs Ser. 6, Class BI, IO, 3.00%, 12/25/42	826,475	35,306
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	364,095	3,284
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	528,645	7,222
REMICs Trust Ser. 98-W2, Class X, IO, 0.456%, 6/25/28 W	510,310	11,474
REMICs Trust Ser. 98-W5, Class X, IO, 0.048%, 7/25/28 W	158,132	3,349
REMICs Ser. 08-36, Class OV, PO, zero %, 1/25/36	3,288	2,947
Government National Mortgage Association
IFB Ser. 20-112, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.706%, 8/20/50	3,188,564	524,136
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 5.656%, 7/20/48	1,988,223	224,467
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.556%, 9/20/43	313,719	39,949
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.506%, 7/16/43	370,078	42,111
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 2/20/50	111,486	10,662
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 8/20/49	100,838	10,964
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 6/20/49	121,982	11,855
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 2/20/41	678,811	83,622
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	2,261,615	446,217
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	1,108,786	215,859
Ser. 14-76, IO, 5.00%, 5/20/44	1,249,599	241,667
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	1,000,347	152,551
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	446,514	93,902
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	4,439	337
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	304,351	59,396
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	478,936	92,161
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	1,555,567	321,816
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	1,201,342	243,079

22 Multi-Asset Absolute Return Fund

MORTGAGE-BACKED SECURITIES (9.3%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 21-209, Class TG, IO, 4.50%, 11/20/51	$4,138,871	$621,932
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	2,115,227	388,992
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	1,033,033	205,594
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	153,202	10,844
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	692,002	116,344
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	331,343	58,189
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	554,422	90,628
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	391,021	72,652
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	240,991	45,487
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	197,449	21,470
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	2,502,921	487,319
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	1,299,464	193,945
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	279,719	23,752
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	466,717	58,310
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	216,063	33,792
Ser. 14-104, IO, 4.00%, 3/20/42	2,196,888	277,873
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	568,113	58,877
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	955,929	88,119
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	2,853,529	457,300
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	661,167	75,241
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	436,228	32,311
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	468,603	53,430
Ser. 12-145, IO, 3.50%, 12/20/42	856,667	136,731
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	133,908	16,173
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	255,891	16,651
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	351,666	22,190
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	589,504	23,753
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	1,203,948	53,231
Ser. 183, Class AI, IO, 3.50%, 10/20/39	68,692	183
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	1,113,349	77,151
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	448,808	9,066
Ser. 21-78, Class IP, IO, 3.00%, 5/20/51	5,482,316	760,671
Ser. 20-186, Class DI, IO, 3.00%, 12/20/50	4,649,675	704,499
Ser. 16-H04, Class HI, IO, 2.382%, 7/20/65 W	3,970,082	149,275
FRB Ser. 16-H16, Class DI, IO, 2.253%, 6/20/66 W	3,400,086	162,035
Ser. 17-H02, Class BI, IO, 2.111%, 1/20/67 W	4,509,102	238,175
Ser. 16-H11, Class HI, IO, 2.098%, 1/20/66 W	3,684,249	156,581
Ser. 16-H23, Class NI, IO, 2.094%, 10/20/66 W	5,483,072	247,835
Ser. 15-H24, Class HI, IO, 2.085%, 9/20/65 W	6,737,129	171,164
Ser. 15-H09, Class AI, IO, 1.975%, 4/20/65 W	7,261,625	251,216
Ser. 15-H15, Class JI, IO, 1.955%, 6/20/65 W	8,036,958	468,555
Ser. 15-H19, Class NI, IO, 1.907%, 7/20/65 W	10,499,052	534,402
FRB Ser. 15-H16, Class XI, IO, 1.878%, 7/20/65 W	7,000,990	395,556
Ser. 15-H25, Class EI, IO, 1.846%, 10/20/65 W	7,132,427	369,460
Ser. 15-H10, Class CI, IO, 1.808%, 4/20/65 W	12,039,047	660,944
Ser. 15-H20, Class CI, IO, 1.805%, 8/20/65 W	10,896,468	694,105
Ser. 15-H26, Class EI, IO, 1.725%, 10/20/65 W	7,099,880	351,444
Ser. 16-H03, Class AI, IO, 1.717%, 1/20/66 W	7,530,817	258,872

Multi-Asset Absolute Return Fund 23

MORTGAGE-BACKED SECURITIES (9.3%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H25, Class BI, IO, 1.706%, 10/20/65 W	$9,276,738	$439,717
Ser. 15-H26, Class DI, IO, 1.701%, 10/20/65 W	4,367,157	203,496
Ser. 15-H09, Class BI, IO, 1.676%, 3/20/65 W	10,295,027	439,351
Ser. 16-H02, Class BI, IO, 1.667%, 11/20/65 W	9,961,781	584,757
Ser. 16-H04, Class KI, IO, 1.623%, 2/20/66 W	6,703,410	165,490
Ser. 15-H25, Class AI, IO, 1.613%, 9/20/65 W	10,473,129	521,562
Ser. 14-H21, Class AI, IO, 1.431%, 10/20/64 W	8,246,812	338,548
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO, 0.431%, 9/19/27 W	61,741	235
		34,576,923
Commercial mortgage-backed securities (2.0%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.508%, 1/15/49 W	86,969	1
Banc of America Commercial Mortgage Trust 144A FRB Ser. 08-1, Class C, 6.786%, 2/10/51 (In default) † W	1,107,980	23,268
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB Ser. 05-1, Class C, 5.665%, 11/10/42 (In default) † W	721,000	72,100
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	266,874	13,343
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	806,000	565,006
Ser. 05-PWR7, Class C, 5.235%, 2/11/41 W	489,000	572,190
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class D, 5.009%, 5/10/47 W	315,000	283,509
Ser. 12-CR3, Class F, 4.75%, 10/15/45 W	725,000	206,907
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,056,000	272,659
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D, 4.665%, 9/10/47 W	1,037,000	711,501
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.947%, 2/15/47 W	1,229,000	733,133
FRB Ser. 13-C14, Class E, 4.699%, 8/15/46 W	1,491,000	1,085,063
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class F, 5.35%, 5/15/45 W	766,000	736,317
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	370,000	215,705
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	1,166,000	1,109,144
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class E, 4.496%, 8/15/46 W	1,350,000	54,216
FRB Ser. 13-C11, Class F, 4.496%, 8/15/46 W	1,720,000	15,979
FRB Ser. 13-C10, Class D, 4.21%, 7/15/46 W	2,538,000	1,834,053
Morgan Stanley Capital I Trust Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	722,869	672,271
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class G, 5.254%, 7/15/49 W	795,000	425,706
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F, 5.00%, 5/10/63 W	853,000	85
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.416%, 11/15/48 W	597,856	264
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21, Class E, 5.275%, 10/15/44 W	384,344	353,980

24 Multi-Asset Absolute Return Fund

MORTGAGE-BACKED SECURITIES (9.3%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.44%, 7/15/46 W	$823,000	$471,565
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.026%, 6/15/44 W	87,000	63,791
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	1,355,000	671,267
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	367,000	43,490
FRB Ser. 13-C15, Class D, 4.654%, 8/15/46 W	673,004	398,211
FRB Ser. 12-C10, Class E, 4.558%, 12/15/45 W	697,000	176,882
		11,781,606
Residential mortgage-backed securities (non-agency) (1.5%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.858%, 5/25/47	320,822	199,007
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 1.018%, 3/25/37	573,178	526,943
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR + 10.00%), 10.457%, 7/25/28	1,225,250	1,315,502
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (1 Month US LIBOR + 11.00%), 11.668%, 10/25/48	161,000	175,413
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (1 Month US LIBOR + 10.50%), 11.168%, 3/25/49	63,000	68,405
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2, (1 Month US LIBOR + 8.15%), 8.818%, 7/25/49	92,000	94,772
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (1 Month US LIBOR + 3.70%), 4.368%, 12/25/30	82,000	80,798
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 3.318%, 1/25/49	87,566	88,211
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 3.118%, 3/25/49	9,940	10,002
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (1 Month US LIBOR + 12.25%), 12.918%, 9/25/28	2,213,646	2,522,323
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 6.368%, 4/25/28	734,560	788,107
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 6.218%, 4/25/28	55,734	58,457
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (1 Month US LIBOR + 4.85%), 5.518%, 10/25/29	265,000	280,949
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (1 Month US LIBOR + 4.45%), 5.118%, 2/25/30	451,000	469,040
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.668%, 5/25/25	18,916	18,971
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (1 Month US LIBOR + 3.60%), 4.268%, 1/25/30	346,000	343,820
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 3.468%, 2/25/30	77,254	79,005
Federal National Mortgage Association 144A Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 3.289%, 1/25/42	543,000	533,837
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	29,603	29,120

Multi-Asset Absolute Return Fund 25

MORTGAGE-BACKED SECURITIES (9.3%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
GSAA Trust FRB Ser. 07-6, Class 1A1, (1 Month US LIBOR + 0.12%), 0.908%, 5/25/47	$132,384	$94,704
MortgageIT Trust FRB Ser. 04-1, Class M2, (1 Month US LIBOR + 1.01%), 1.673%, 11/25/34	117,845	113,261
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1, (1 Month US LIBOR + 0.43%), 1.098%, 5/25/46	145,460	125,823
Residential Accredit Loans, Inc. Trust FRB Ser. 06-QO10, Class A1, (1 Month US LIBOR + 0.16%), 0.988%, 1/25/37	146,749	137,477
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%), 0.848%, 1/25/37	597,330	563,903
		8,717,850
Total mortgage-backed securities (cost $61,703,017)		$55,076,379

INVESTMENT COMPANIES (9.0%)*	Shares	Value
Energy Select Sector SPDR Fund	240,966	$18,108,595
Financial Select Sector SPDR Fund	240,336	8,293,995
Materials Select Sector SPDR Fund	105,000	8,928,150
Real Estate Select Sector SPDR Fund	207,735	9,680,451
Utility Select Sector SPDR Fund	119,696	8,529,537
Total investment companies (cost $48,513,854)		$53,540,728

COMMODITY LINKED NOTES (7.4%)*†††	Principal amount	Value
BofA Finance LLC 144A sr. unsec. unsub. notes, compound SOFR less 0.05%, 2023 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6 Excess Return Strategy multiplied by 3)	$10,120,000	$9,248,280
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, compound SOFR, 2023 (Indexed to the Citi Commodities F3 vs F0 — 4x Leveraged Index multiplied by 3)	10,604,000	10,339,091
Citigroup Global Markets Holdings, Inc. 144A sr. notes, zero %, 2022 (Indexed to the Citi Cross-Asset Trend 10% Vol Index multiplied by 3)	4,990,000	6,554,141
Goldman Sachs International 144A notes zero %, 2022 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	5,001,000	6,196,836
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, zero %, 2023 (Indexed to the S&P GSCI Light Energy Excess Return Index multiplied by 3)	8,090,000	11,739,083
Total commodity Linked Notes (cost $38,805,000)		$44,077,431

WARRANTS (1.3%)* †	Expiration date	Strike price	Warrants	Value
Bank of Jiangsu Co., Ltd. 144A (China)	9/28/22	$0.00	1,377,200	$1,527,556
ENN Natural Gas Co., Ltd. 144A (China)	9/16/22	0.00	570,100	1,413,924
G-bits Network Technology Xiamen Co., Ltd. 144A (China)	10/21/22	0.00	2,500	127,865
Guaranteed Rate, Inc. F	3/1/23	0.01	337	17
Sany Heavy Industry Co., Ltd. 144A (China)	2/10/23	0.00	389,800	973,245
Shaanxi Coal Industry Co., Ltd. 144A (China)	7/29/22	0.00	469,400	1,222,419
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. 144A (China)	1/27/23	0.00	24,800	1,172,730

26 Multi-Asset Absolute Return Fund

WARRANTS (1.3%)* † cont.	Expiration date	Strike price	Warrants	Value
Youngor Group Co., Ltd. 144A (China)	7/29/22	$0.00	1,364,000	$1,409,714
Zhuzhou Kibing Group Co., Ltd. 144A (China)	7/29/22	0.00	106,550	179,128
Total warrants (cost $8,436,847)				$8,026,598

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.0%)*		Principal amount	Value
Cote d’Ivoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Côte d’Ivoire)		$1,310,000	$1,203,563
Cote d’Ivoire (Republic of) 144A sr. unsec. unsub. bonds 5.25%, 3/22/30 (Côte d’Ivoire)	EUR	190,000	179,218
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		$150,000	126,188
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.40%, 6/5/49 (Dominican Republic)		208,000	175,500
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		183,000	192,150
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)		153,000	153,191
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.30%, 9/30/33 (Egypt)		200,000	151,003
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%, 3/1/29 (Egypt)		200,000	171,499
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.125%, 1/18/26 (Ghana)		620,000	478,950
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%, 1/15/24 (Indonesia)		1,005,000	1,047,707
Indonesia (Republic of) 144A sr. unsec. notes 4.75%, 1/8/26 (Indonesia)		300,000	309,376
Romania (Government of) 144A unsec. bonds 3.625%, 3/27/32 (Romania)		420,000	361,498
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)		805,000	719,469
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)		260,000	177,450
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)		383,000	320,923
Total foreign government and agency bonds and notes (cost $6,170,468)			$5,767,685

ASSET-BACKED SECURITIES (0.7%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$1,011,000	$1,008,473
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 1.468%, 11/25/53	164,400	164,400
FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 1.157%, 2/25/55	163,000	163,000
MRA Issuance Trust 144A
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.655%, 8/15/22	783,000	782,999
FRB Ser. 21-8, Class A2X, (1 Month US LIBOR + 1.15%), 1.381%, 5/15/22	500,000	499,998

Multi-Asset Absolute Return Fund 27

ASSET-BACKED SECURITIES (0.7%)* cont.	Principal amount	Value
Station Place Securitization Trust 144A
FRB Ser. 22-2, Class A1, (CME TERM SOFR 1 Month + 0.93%), 1.576%, 5/25/23	$492,000	$492,000
FRB Ser. 21-14, Class A1, (1 Month US LIBOR + 0.70%), 1.368%, 12/8/22	182,000	182,000
FRB Ser. 21-16, Class A1, (1 Month US LIBOR + 0.62%), 1.288%, 11/7/22	528,000	528,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), zero %, 8/8/22	568,000	568,000
Total asset-backed securities (cost $4,390,305)		$4,388,870

CORPORATE BONDS AND NOTES (0.2%)*	Principal amount	Value
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)	$270,000	$254,138
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB 3.875%, 4/15/31 (Brazil)	220,000	197,596
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	60,000	62,550
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	118,000	115,817
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5.375%, 4/12/27 (Venezuela) (In default) †	1,000	63
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	75,000	63,098
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	416,000	358,459
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%, 10/17/22 (Russia) (In default) †	400,000	20,000
Total corporate bonds and notes (cost $1,534,362)		$1,071,721

PURCHASED OPTIONS OUTSTANDING (0.1%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
S&P 500 Index (Put)	Jun-22/3500.00	$57,999,901	$14,037	$446,217
Total purchased options outstanding (cost $387,421)				$446,217

SHORT-TERM INVESTMENTS (58.8%)*	Principal amount/ shares	Value
ABN AMRO Funding USA, LLC commercial paper 0.640%, 5/24/22	$3,000,000	$2,998,436
BPCE SA commercial paper 0.330%, 5/6/22 (France)	3,000,000	2,999,708
Interest in $388,280,000 joint tri-party repurchase agreement dated 4/29/2022 with Citigroup Global Markets, Inc. due 5/2/2022 — maturity value of $80,402,077 for an effective yield of 0.310% (collateralized by Agency Mortgage-Backed Securities and U.S. Treasuries (including strips) with coupon rates ranging from 0.125% to 4.500% and due dates ranging from 10/15/2026 to 3/20/2052, valued at $396,045,665)	80,400,000	80,400,000

28 Multi-Asset Absolute Return Fund

SHORT-TERM INVESTMENTS (58.8%)* cont.		Principal amount/ shares	Value
Interest in $352,511,000 joint tri-party repurchase agreement dated 4/29/2022 with BofA Securities, Inc. due 5/2/2022 — maturity value of $80,464,012 for an effective yield of 0.300% (collateralized by Agency Mortgage-Backed Securities with a coupon rate of 2.500% and a due date of 11/20/2051, valued at $359,561,220)		$80,462,000	$80,462,000
Interest in $223,802,000 joint tri-party repurchase agreement dated 4/29/2022 with Royal Bank of Canada due 5/2/2022 — maturity value of $80,402,010 for an effective yield of 0.300% (collateralized by Agency Mortgage-Backed Securities and U.S. Treasuries (including strips) with coupon rates ranging from 0.625% to 4.500% and due dates ranging from 4/15/2023 to 11/15/2050, valued at $228,283,747)		80,400,000	80,400,000
Lloyds Bank PLC commercial paper 0.831%, 6/14/22 (United Kingdom)		3,000,000	2,996,795
MetLife Short Term Funding, LLC asset backed commercial paper 0.450%, 5/17/22		3,000,000	2,999,094
Mitsubishi UFJ Trust & Banking Corp./Singapore commercial paper 0.620%, 5/6/22 (Singapore)		3,000,000	2,999,743
Mizuho Bank, Ltd./New York, NY commercial paper 0.902%, 6/14/22		3,000,000	2,996,723
Nationwide Building Society commercial paper 0.330%, 5/6/22 (United Kingdom)		3,000,000	2,999,737
Societe Generale SA commercial paper 0.901%, 6/24/22 (France)		3,000,000	2,995,152
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.29% P	Shares	7,901,000	7,901,000
Sumitomo Mitsui Trust Bank, Ltd./Singapore commercial paper 0.430%, 5/4/22 (Singapore)		$3,000,000	2,999,841
U.S. Treasury Bills 0.697%, 7/21/22 ∆ §		12,000,000	11,978,022
U.S. Treasury Bills 0.480%, 6/21/22		12,000,000	11,990,640
U.S. Treasury Bills 0.499%, 6/23/22		12,000,000	11,989,770
U.S. Treasury Bills 0.418%, 6/16/22		400,000	399,779
U.S. Treasury Bills 0.330%, 6/2/22 ∆ §		1,100,000	1,099,687
U.S. Treasury Bills 0.053%, 5/19/22 # ∆ §		12,500,000	12,498,702
U.S. Treasury Cash Management Bills 0.691%, 7/26/22 # ∆ § Φ		12,000,000	11,977,191
U.S. Treasury Cash Management Bills 0.652%, 7/19/22 §		12,000,000	11,979,329
Total short-term investments (cost $350,077,656)			$350,061,349

TOTAL INVESTMENTS
Total investments (cost $835,417,804)	$843,995,243

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Multi-Asset Absolute Return Fund 29

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
bp	Basis Points
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2021 through April 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $595,314,516.
†††	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $4,647,424 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $13,567,543 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $140,732 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,772,386 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

30 Multi-Asset Absolute Return Fund

P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $232,975,074 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 4/30/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	126	$26,031,159	$26,003,250	Jun-22	$(1,646,120)
U.S. Treasury Note 2 yr (Short)	861	181,509,563	181,509,563	Jun-22	3,233,539
U.S. Treasury Note 10 yr (Long)	1,770	210,906,563	210,906,562	Jun-22	(12,059,280)
Unrealized appreciation					3,233,539
Unrealized (depreciation)					(13,705,400)
Total					$(10,471,861)

WRITTEN OPTIONS OUTSTANDING at 4/30/22 (premiums $1,379,837) (Unaudited)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
S&P 500 Index (Put)	Jun-22/4000.00	$57,999,901	$14,037	$1,650,976
Total				$1,650,976

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	$479,600	$(62,468)	$52,211
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	359,700	(8,138)	26,988
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	479,600	(62,468)	(32,143)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	359,700	(169,122)	(166,645)
Citibank, N.A.
(2.725)/SOFR/Jul-32 (Purchased)	Jul-22/2.725	8,923,600	(182,041)	7,674
2.725/SOFR/Jul-32 (Purchased)	Jul-22/2.725	8,923,600	(182,041)	(11,155)

Multi-Asset Absolute Return Fund 31

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	$166,600	$(21,033)	$(1,458)
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	166,600	(21,033)	(2,306)
Unrealized appreciation				86,873
Unrealized (depreciation)				(213,707)
Total				$(126,834)

TBA SALE COMMITMENTS OUTSTANDING at 4/30/22 (proceeds receivable $216,659,961) (Unaudited)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 4.50%, 5/1/52	$11,000,000	5/12/22	$11,190,786
Uniform Mortgage-Backed Securities, 4.00%, 6/1/52	7,000,000	6/13/22	6,936,562
Uniform Mortgage-Backed Securities, 4.00%, 5/1/52	36,000,000	5/12/22	35,787,654
Uniform Mortgage-Backed Securities, 3.50%, 6/1/52	17,000,000	6/13/22	16,441,509
Uniform Mortgage-Backed Securities, 3.50%, 5/1/52	34,000,000	5/12/22	32,966,689
Uniform Mortgage-Backed Securities, 3.00%, 6/1/52	16,000,000	6/13/22	15,049,362
Uniform Mortgage-Backed Securities, 3.00%, 5/1/52	18,000,000	5/12/22	16,969,203
Uniform Mortgage-Backed Securities, 2.50%, 6/1/52	10,000,000	6/13/22	9,104,686
Uniform Mortgage-Backed Securities, 2.50%, 5/1/52	10,000,000	5/12/22	9,123,436
Uniform Mortgage-Backed Securities, 2.00%, 6/1/52	27,000,000	6/13/22	23,763,591
Uniform Mortgage-Backed Securities, 2.00%, 5/1/52	41,000,000	5/12/22	36,155,924
Total			$213,489,402

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$2,880,000	$347,789	$348	12/23/31	1.285% — Annually	Secured Overnight Financing Rate — Annually	$336,133
476,000	34,472	30	12/24/26	Secured Overnight Financing Rate — Annually	1.096% — Annually	(32,791)
358,000	43,243	(160)	12/24/31	1.285% — Annually	Secured Overnight Financing Rate — Annually	41,601
561,000	121,361	112	12/24/51	Secured Overnight Financing Rate — Annually	1.435% — Annually	(118,625)
907,100	116,526	(31)	2/24/52	Secured Overnight Financing Rate — Annually	1.86% — Annually	(113,730)

32 Multi-Asset Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$10,202,000	$867,680 E	$327,711	6/15/32	Secured Overnight Financing Rate — Annually	1.762% — Annually	$(539,969)
90,878,000	1,909,347 E	1,320,198	6/15/24	Secured Overnight Financing Rate — Annually	1.80% — Annually	(589,156)
13,617,000	599,965 E	(319,117)	6/15/27	1.85% — Annually	Secured Overnight Financing Rate — Annually	280,848
22,923,000	1,573,435 E	607,691	6/15/32	Secured Overnight Financing Rate — Annually	1.95% — Annually	(970,243)
4,783,000	431,427 E	74,102	6/15/52	Secured Overnight Financing Rate — Annually	2.05% — Annually	(357,325)
832,000	31,949	(11)	3/30/32	2.2655% — Annually	Secured Overnight Financing Rate — Annually	30,469
832,000	32,348	(11)	3/30/32	2.26% — Annually	Secured Overnight Financing Rate — Annually	30,871
2,775,000	50,061	(22)	3/30/27	2.3535% — Annually	Secured Overnight Financing Rate — Annually	44,922
1,097,500	20,666	(9)	3/31/27	Secured Overnight Financing Rate — Annually	2.3365% — Annually	(18,730)
5,670,000	43,659	(21)	3/31/24	Secured Overnight Financing Rate — Annually	2.3005% — Annually	(33,798)
5,940,000	123,671	(48)	3/31/27	2.29325% — Annually	Secured Overnight Financing Rate — Annually	113,307
2,760,000	57,712	(22)	4/1/27	2.2915% — Annually	Secured Overnight Financing Rate — Annually	53,082
4,799,000	110,185	(39)	4/1/27	2.247% — Annually	Secured Overnight Financing Rate — Annually	102,313

Multi-Asset Absolute Return Fund 33

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$2,357,000	$43,157	$(19)	4/5/27	2.3485% — Annually	Secured Overnight Financing Rate — Annually	$39,603
4,899,000	224,521	(65)	4/6/32	2.181% — Annually	Secured Overnight Financing Rate — Annually	217,970
19,701,000	125,298	(74)	4/6/24	Secured Overnight Financing Rate — Annually	2.382% — Annually	(96,538)
5,659,000	109,558	(46)	4/6/27	2.326% — Annually	Secured Overnight Financing Rate — Annually	101,481
2,036,000	35,610	(16)	4/7/27	Secured Overnight Financing Rate — Annually	2.3665% — Annually	(32,787)
2,346,000	62,474	(31)	4/8/32	Secured Overnight Financing Rate — Annually	2.4015% — Annually	(59,346)
4,165,000	43,691	(34)	4/12/27	2.518% — Annually	Secured Overnight Financing Rate — Annually	38,731
2,884,000	19,582	(23)	4/13/27	Secured Overnight Financing Rate — Annually	2.598% — Annually	(16,257)
440,000	3,067	(2)	4/14/24	2.3565% — Annually	Secured Overnight Financing Rate — Annually	2,631
296,000	6,148	(4)	4/14/32	2.469% — Annually	Secured Overnight Financing Rate — Annually	5,836
1,349,000	26,926	(18)	4/18/32	Secured Overnight Financing Rate — Annually	2.4785% — Annually	(25,850)
1,673,000	13,116	(22)	4/20/32	2.6173% — Annually	Secured Overnight Financing Rate — Annually	11,889
1,953,000	6,425	(16)	4/22/27	Secured Overnight Financing Rate — Annually	2.673% — Annually	(5,271)

34 Multi-Asset Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$8,917,400	$13,911	$(118)	4/26/32	2.689% — Annually	Secured Overnight Financing Rate — Annually	$10,733
	3,098,000	1,084	(12)	4/26/24	2.743% — Annually	Secured Overnight Financing Rate — Annually	(2,184)
	618,000	1,316	(8)	4/26/32	Secured Overnight Financing Rate — Annually	2.6825% — Annually	(1,113)
	1,322,000	4,482	(5)	4/28/24	2.553% — Annually	Secured Overnight Financing Rate — Annually	4,225
	499,000	6,986	(7)	4/28/32	Secured Overnight Financing Rate — Annually	2.547% — Annually	(6,898)
AUD	4,233,000	249,674 E	(163,899)	6/15/32	2.67% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	85,777
CAD	8,827,000	623,968 E	(255,443)	6/15/32	2.325% — Semiannually	3 month CAD-BA-CDOR — Semiannually	368,526
CHF	6,705,000	488,288 E	233,413	6/15/32	Swiss Average Rate Overnight — Annually	0.565% — Annually	(254,874)
EUR	1,400,000	116,249 E	(71,697)	6/15/32	0.915% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	44,552
GBP	845,000	47,506 E	38,089	6/15/32	Sterling Overnight Index Average — Annually	1.455% — Annually	(9,417)
NOK	27,490,000	158,005 E	166,452	6/15/32	6 month NOK-NIBOR-NIBR — Semiannually	2.355% — Annually	8,447
NZD	4,722,000	212,482 E	(18,960)	6/15/32	3.10% — Semiannually	3 month NZD-BBR-FRA — Quarterly	193,522
SEK	67,765,000	551,260 E	(316,376)	6/15/32	1.497% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	234,885
Total			$1,621,760	$(882,548)
E Extended effective date.

Multi-Asset Absolute Return Fund 35

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$134,269,355	$131,774,167	$—	4/27/23	(Secured Overnight Financing Rate plus 0.22%) — Monthly	A basket (MLFCF15) of common stocks — Monthly*	$(2,455,374)
2,424,951	2,370,926	—	6/20/23	(Secured Overnight Financing Rate plus 1.00%) — Monthly	Al Rajhi Bank — Monthly	(54,801)
134,462,040	132,344,005	—	4/27/23	Secured Overnight Financing Rate plus 0.05% — Monthly	Russell 2000 Total Return Index — Monthly	2,122,757
225,517	217,373	—	6/20/23	(Secured Overnight Financing Rate plus 1.00%) — Monthly	United Electronics Co. — Monthly	(8,216)
Barclays Bank PLC
55,953,941	56,732,443	—	5/26/22	(0.10%) — Monthly	Buraschi Barclays Adaptive Trend Strategy EX-Commodities ER — Monthly #	778,036
Citibank, N.A.
525,278	469,074	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Aaon Inc. — Monthly	56,206
971,355	969,291	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	AAR Corp. — Monthly	2,067
431,560	414,742	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	ACI Worldwide Inc. — Monthly	16,819
652,004	509,844	—	7/5/24	Secured Overnight Financing Rate minus 0.25% — Monthly	Adapthealth Corp. — Monthly	142,163
1,014,822	956,827	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Advance Auto Parts — Monthly	57,999
883,902	837,769	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	AZEK Co INC. — Monthly	46,134

36 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
$273,644	$278,295	$—	7/5/24	Secured Overnight Financing Rate minus 4.50% — Monthly	B&G Foods Inc. — Monthly	$(9,558)
1,985,422	1,624,747	—	7/5/24	Secured Overnight Financing Rate — Monthly	Bausch Health Cos Inc. — Monthly	360,682
743,608	630,123	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Beauty Health Co. — Monthly	113,486
665,815	651,132	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Calix Inc. — Monthly	14,686
727,273	575,324	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Doximity Inc Class A — Monthly	151,950
117,330	104,091	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Ebix Inc. — Monthly	13,239
761,840	754,615	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Energizer Holdings Inc. — Monthly	7,228
410,988	322,264	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	F5 Inc. — Monthly	88,725
786,243	779,404	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	First Citizens BCSHS Class A — Monthly	6,841
933,050	900,288	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Five9 Inc. — Monthly	32,763
771,258	728,042	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Gibraltar Industries Inc. — Monthly	43,218
676,966	655,487	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Healthcare Services Group — Monthly	21,481
2,751,858	2,492,382	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	L3Harris Technologies Inc. — Monthly	259,486

Multi-Asset Absolute Return Fund 37

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
$748,214	$667,290	$—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Lumen Technologies Inc. — Monthly	$80,927
1,958,269	1,518,873	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Penumbra Inc. — Monthly	439,403
329,361	227,436	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Plug Power Inc. — Monthly	101,926
859,131	870,851	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Premier Inc. Class A — Monthly	(11,718)
944,747	888,768	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Primoris Services Corp. — Monthly	53,682
2,110,157	1,990,181	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Ralph Lauren Corp. — Monthly	106,870
379,956	393,525	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Sanmina-Sci Corp. — Monthly	(13,568)
2,616,841	2,088,082	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Tesla Inc. — Monthly	528,768
939,081	734,575	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Universal Display Corp. — Monthly	204,509
229,424	237,518	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	WD−40 Corp. — Monthly	(9,101)
663,302	696,855	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Whirlpool Corp. — Monthly	(33,550)
971,213	846,233	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Yeti Holdings Inc. — Monthly	124,981

38 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
$81,922	$88,900	$—	7/5/24	Secured Overnight Financing Rate minus 0.75% — Monthly	Zynex Inc. — Monthly	$(7,167)
Credit Suisse International
50,765,485	46,392,165	—	11/2/22	Secured Overnight Financing Rate minus 0.05% — Monthly	MSCI Daily TR Net Emerging Markets USD — Monthly	4,381,274
Goldman Sachs International
199,882,705	192,944,092	—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	(6,588,470)
195,962,829	187,593,888	—	12/15/25	Secured Overnight Financing Rate minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	8,162,278
305,333	276,268	—	12/15/25	Secured Overnight Financing Rate minus 2.40% — Monthly	Beyond Meat Inc. — Monthly	29,057
414,076	347,592	—	12/15/25	Secured Overnight Financing Rate minus 0.35% — Monthly	Bloom Energy Corp. — A — Monthly	66,462
77,078	74,494	—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	Evraz PLC — Monthly	(2,598)
10,015,097	9,586,866	—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility Carry US Enhanced 3x Excess Return Strategy — Monthly ††	(428,231)
31,923,434	31,177,282	—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility Carry US Series 85 Excess Return Strategy — Monthly ††	(750,541)
9,757,740	9,509,526	—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility of Volatility Carry Excess Return Strategy — Monthly †	(248,214)

Multi-Asset Absolute Return Fund 39

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$22,700,088	$22,242,062	$—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility of Volatility Carry Series 69 Excess Return Strategy — Monthly †	$(458,026)
798,838	710,965	—	12/15/25	Secured Overnight Financing Rate minus 0.35% — Monthly	New Relic Inc. — Monthly	87,829
154,918	151,057	—	12/15/25	Secured Overnight Financing Rate minus 0.18% — Monthly	Sillajen Inc. — Monthly	2,947
JPMorgan Chase Bank N.A.
29,898,497	27,427,249	—	4/7/23	(Secured Overnight Financing Rate plus 0.41%) — Monthly	A basket (JPCMPTFL) of common stocks — Monthly*	(2,465,240)
UBS AG
210,275,128	194,558,568	—	5/22/23	(Secured Overnight Financing Rate plus 0.35%) — Monthly	A basket (UBSPUSER) of common stocks — Monthly*	(15,946,495)
48,017,017	43,880,471	—	11/2/22	Secured Overnight Financing Rate minus 0.07% — Monthly	MSCI Daily TR Net Emerging Markets USD — Monthly	4,143,403
209,281,160	193,961,385	—	5/22/23	Secured Overnight Financing Rate plus 0.20% — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	15,344,424
Upfront premium received		—		Unrealized appreciation		38,194,706
Upfront premium (paid)		—		Unrealized (depreciation)		(29,490,868)
Total		$—		Total	$8,703,838
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.
† Replicates exposure to the difference between the implied and the realized volatility risk premium in the CBOE Volatility Index option market, with a delta hedge overlay.
†† Replicates exposure to the difference between the implied and the realized volatility risk premium on the S&P500 Index, with a delta hedge overlay.
# BEFSBAXD is a trend strategy that invests in global futures (excluding commodities) based on long and short term trends in futures prices.

40 Multi-Asset Absolute Return Fund

A BASKET (MLFCF15) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Apple, Inc.	Technology	59,007	$9,302,492	7.06%
Microsoft Corp.	Technology	21,506	5,968,246	4.53%
Alphabet, Inc. Class A	Technology	2,455	5,602,703	4.25%
Amazon.com, Inc.	Consumer cyclicals	1,614	4,012,881	3.05%
NVIDIA Corp.	Technology	15,006	2,783,241	2.11%
JPMorgan Chase & Co.	Financials	21,677	2,587,324	1.96%
Merck & Co., Inc.	Health care	28,486	2,526,406	1.92%
Accenture PLC Class A	Technology	7,592	2,280,478	1.73%
Walmart, Inc.	Consumer cyclicals	14,234	2,177,723	1.65%
Qualcomm, Inc.	Technology	14,437	2,016,771	1.53%
Abbott Laboratories	Health care	15,966	1,812,187	1.38%
Intuit, Inc.	Technology	4,255	1,781,985	1.35%
Booking Holdings, Inc.	Consumer cyclicals	781	1,725,836	1.31%
Tesla, Inc.	Consumer cyclicals	1,975	1,719,456	1.30%
Vertex Pharmaceuticals, Inc.	Health care	6,077	1,660,462	1.26%
Eli Lilly and Co.	Health care	5,667	1,655,643	1.26%
Goldman Sachs Group, Inc. (The)	Financials	5,400	1,649,738	1.25%
Philip Morris International, Inc.	Consumer staples	16,105	1,610,534	1.22%
Procter & Gamble Co. (The)	Consumer staples	9,839	1,579,608	1.20%
Coca-Cola Co. (The)	Consumer staples	23,248	1,502,034	1.14%
Target Corp.	Consumer cyclicals	6,145	1,404,974	1.07%
Citigroup, Inc.	Financials	28,976	1,396,911	1.06%
Cisco Systems, Inc./Delaware	Technology	28,038	1,373,279	1.04%
Adobe, Inc.	Technology	3,383	1,339,455	1.02%
AbbVie, Inc.	Health care	8,685	1,275,670	0.97%
MetLife, Inc.	Financials	19,212	1,261,819	0.96%
Colgate-Palmolive Co.	Consumer staples	15,931	1,227,451	0.93%
CSX Corp.	Transportation	35,318	1,212,806	0.92%
Synopsys, Inc.	Technology	3,983	1,142,182	0.87%
AutoZone, Inc.	Consumer cyclicals	565	1,103,957	0.84%
Exxon Mobil Corp.	Energy	12,929	1,102,168	0.84%
Corteva, Inc.	Basic materials	18,965	1,094,101	0.83%
O’Reilly Automotive, Inc.	Consumer cyclicals	1,754	1,063,887	0.81%
General Dynamics Corp.	Capital goods	4,429	1,047,592	0.79%
AT&T, Inc.	Communication services	54,925	1,035,891	0.79%
Ford Motor Co.	Consumer cyclicals	71,075	1,006,426	0.76%
Cadence Design Systems, Inc.	Technology	6,473	976,424	0.74%
American Electric Power Co., Inc.	Utilities and power	9,666	958,044	0.73%
Chevron Corp.	Energy	5,976	936,187	0.71%
Meta Platforms, Inc. Class A	Technology	4,630	928,211	0.70%
Pfizer, Inc.	Health care	18,545	910,014	0.69%
Lockheed Martin Corp.	Capital goods	2,075	896,485	0.68%
Verizon Communications, Inc.	Communication services	19,008	880,067	0.67%
Medtronic PLC	Health care	8,173	852,908	0.65%
Gartner, Inc.	Consumer cyclicals	2,867	833,116	0.63%

Multi-Asset Absolute Return Fund 41

A BASKET (MLFCF15) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Snowflake, Inc. Class A	Technology	4,770	$817,725	0.62%
Ameriprise Financial, Inc.	Financials	3,056	811,332	0.62%
Crown Castle International Corp.	Communication services	4,361	807,720	0.61%
Marathon Oil Corp.	Energy	31,719	790,439	0.60%
AMETEK, Inc.	Conglomerates	6,096	769,632	0.58%

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Exxon Mobil Corp.	Energy	16,360	$1,394,724	0.72%
Diageo PLC (United Kingdom)	Consumer staples	27,248	1,374,723	0.71%
PepsiCo, Inc.	Consumer staples	7,971	1,368,781	0.71%
Hershey Co. (The)	Consumer staples	5,770	1,302,628	0.68%
ConocoPhillips	Energy	13,480	1,287,567	0.67%
Verisk Analytics, Inc.	Consumer cyclicals	6,211	1,267,268	0.66%
Eiffage SA (France)	Basic materials	12,637	1,259,044	0.65%
Secom Co., Ltd. (Japan)	Consumer cyclicals	17,586	1,245,234	0.65%
FactSet Research Systems, Inc.	Consumer cyclicals	3,046	1,228,890	0.64%
SEI Investments Co.	Financials	21,847	1,217,297	0.63%
GlaxoSmithKline PLC (United Kingdom)	Health care	53,764	1,212,994	0.63%
Exor NV (Netherlands)	Financials	16,393	1,155,210	0.60%
Keysight Technologies, Inc.	Technology	8,231	1,154,543	0.60%
Colgate-Palmolive Co.	Consumer staples	14,877	1,146,286	0.59%
MSCI, Inc.	Technology	2,633	1,109,287	0.57%
Weyerhaeuser Co.	Basic materials	26,312	1,084,584	0.56%
Osaka Gas Co., Ltd. (Japan)	Utilities and power	59,567	1,078,153	0.56%
Baloise Holding AG (Switzerland)	Financials	6,107	1,071,416	0.56%
Avery Dennison Corp.	Basic materials	5,818	1,050,696	0.54%
Repsol SA (Spain)	Energy	66,030	995,074	0.52%
Tokyo Gas Co., Ltd. (Japan)	Utilities and power	51,104	982,552	0.51%
Marubeni Corp. (Japan)	Conglomerates	88,525	971,957	0.50%
Fortive Corp.	Capital goods	16,856	969,225	0.50%
Textron, Inc.	Capital goods	13,995	969,162	0.50%
Chevron Corp.	Energy	6,109	957,138	0.50%
Bank Leumi Le-Israel BM (Israel)	Financials	89,266	942,998	0.49%
Bank Hapoalim MB (Israel)	Financials	101,017	942,589	0.49%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	39,313	940,376	0.49%
3M Co.	Conglomerates	6,510	938,832	0.49%
Edenred (France)	Consumer cyclicals	18,398	932,390	0.48%
Brenntag SE (Germany)	Basic materials	11,874	926,195	0.48%
Toronto-Dominion Bank (Canada)	Financials	12,573	912,868	0.47%
Telefonica SA (Spain)	Communication services	184,673	902,607	0.47%
George weston, Ltd. (Canada)	Consumer staples	7,201	900,524	0.47%
Merck & Co., Inc.	Health care	10,132	898,567	0.47%

42 Multi-Asset Absolute Return Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Fairfax Financial Holdings, Ltd. (Canada)	Financials	1,615	$892,149	0.46%
IA Financial Corp., Inc. (Canada)	Financials	16,967	891,713	0.46%
Cummins, Inc.	Capital goods	4,648	879,263	0.46%
MetLife, Inc.	Financials	13,330	875,523	0.45%
Johnson & Johnson	Health care	4,841	873,696	0.45%
Hologic, Inc.	Health care	11,962	861,169	0.45%
AMETEK, Inc.	Conglomerates	6,804	859,040	0.45%
Zebra Technologies Corp. Class A	Technology	2,321	857,992	0.44%
Sonic Healthcare, Ltd. (Australia)	Health care	32,829	856,904	0.44%
AT&T, Inc.	Communication services	45,420	856,614	0.44%
Dover Corp.	Capital goods	6,423	856,164	0.44%
Power Assets Holdings, Ltd. (Hong Kong)	Utilities and power	127,090	856,050	0.44%
Canadian Imperial Bank of Commerce (Canada)	Financials	7,650	850,109	0.44%
WH Group, Ltd. (Hong Kong)	Consumer staples	1,219,425	847,023	0.44%
Cadence Design Systems, Inc.	Technology	5,589	843,082	0.44%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Air Liquide SA (France)	Basic materials	7,669	$1,337,745	0.71%
Waste Management, Inc.	Capital goods	7,607	1,250,934	0.67%
Allianz SE (Germany)	Financials	5,437	1,240,050	0.66%
AXA SA (France)	Financials	45,403	1,219,479	0.65%
S&P Global, Inc.	Consumer cyclicals	3,221	1,212,599	0.65%
STERIS PLC	Health care	5,367	1,202,477	0.64%
Heineken NV (Netherlands)	Consumer staples	12,068	1,189,102	0.63%
Berkshire Hathaway, Inc. Class B	Financials	3,652	1,178,963	0.63%
Assicurazioni Generali SpA (Italy)	Financials	61,193	1,168,449	0.62%
Visa, Inc. Class A	Financials	5,473	1,166,489	0.62%
Kimco Realty Corp.	Financials	45,093	1,142,195	0.61%
BHP Group, Ltd. (ASE Exchange) (Australia)	Basic materials	32,368	1,097,985	0.59%
SoftBank Corp. (Japan)	Communication services	89,823	1,048,597	0.56%
Bouygues SA (France)	Conglomerates	29,964	1,038,418	0.55%
Imperial Brands PLC (United Kingdom)	Consumer staples	48,810	1,022,525	0.55%
Dollar General Corp.	Consumer cyclicals	4,270	1,014,361	0.54%
Pioneer Natural Resources Co.	Energy	4,343	1,009,598	0.54%
Atmos Energy Corp.	Utilities and power	8,720	988,864	0.53%
Toyota Motor Corp. (Japan)	Consumer cyclicals	56,499	973,249	0.52%
Tokio Marine Holdings, Inc. (Japan)	Financials	17,828	964,239	0.51%
BNP Paribas SA (France)	Financials	18,140	951,205	0.51%
Waste Connections, Inc.	Capital goods	6,850	945,038	0.50%
Molson Coors Beverage Co. Class B	Consumer staples	17,410	942,602	0.50%

Multi-Asset Absolute Return Fund 43

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Orange SA (France)	Communication services	78,494	$937,210	0.50%
Naturgy Energy Group SA (Spain)	Utilities and power	30,694	930,289	0.50%
Alexandria Real Estate Equities, Inc.	Financials	5,075	924,504	0.49%
Ceridian HCM Holding, Inc.	Technology	16,432	922,341	0.49%
Trend Micro, Inc. (Japan)	Technology	16,214	907,034	0.48%
Enbridge, Inc. (Canada)	Utilities and power	20,714	903,920	0.48%
Essity AB Class B (Sweden)	Consumer staples	33,907	901,240	0.48%
TransCanada Corp. (Canada)	Energy	16,985	898,417	0.48%
Avantor, Inc.	Health care	27,594	879,685	0.47%
Fastenal Co.	Consumer staples	15,878	878,222	0.47%
Cooper Cos., Inc. (The)	Health care	2,424	875,260	0.47%
Mitsubishi UFJ Financial Group, Inc. (Japan)	Financials	149,242	867,448	0.46%
International Paper Co.	Basic materials	18,733	866,966	0.46%
ORIX Corp. (Japan)	Financials	46,714	854,543	0.46%
Bunzl PLC (United Kingdom)	Consumer staples	21,764	849,188	0.45%
Reed Elsevier (United Kingdom)	Consumer cyclicals	28,166	847,535	0.45%
CGI Group, Inc. Class A (Canada)	Technology	10,598	845,106	0.45%
Saputo, Inc. (Canada)	Consumer staples	39,536	845,096	0.45%
Rollins, Inc.	Consumer cyclicals	25,002	838,567	0.45%
TOTO, Ltd. (Japan)	Basic materials	24,494	827,627	0.44%
MTR Corp. (Hong Kong)	Transportation	153,325	817,718	0.44%
Enel SpA (Italy)	Utilities and power	124,499	816,670	0.44%
Swisscom AG (Switzerland)	Communication services	1,372	813,331	0.43%
Venture Corp., Ltd. (Singapore)	Technology	65,478	811,988	0.43%
Telus Corp. (Canada)	Communication services	32,285	807,716	0.43%
Moody’s Corp.	Consumer cyclicals	2,550	807,113	0.43%
Southern Co. (The)	Utilities and power	10,952	803,770	0.43%

A BASKET (JPCMPTFL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Builders FirstSource, Inc.	Basic materials	7,553	$465,022	1.70%
Clorox Co. (The)	Consumer cyclicals	3,115	446,926	1.63%
Bristol-Myers Squibb Co.	Health care	5,895	443,702	1.62%
Thor Industries, Inc.	Consumer cyclicals	5,653	432,764	1.58%
PulteGroup, Inc.	Consumer cyclicals	9,231	385,504	1.41%
Signify Health, Inc. Class A	Health care	25,909	357,545	1.30%
Hexcel Corp.	Capital goods	6,454	350,845	1.28%
Columbia Sportswear Co.	Consumer cyclicals	4,170	342,569	1.25%
UMW Holdings Corp.	Financials	90,120	334,345	1.22%
BorgWarner, Inc.	Capital goods	9,022	332,284	1.21%
Driven Brands Holdings, Inc.	Consumer cyclicals	11,313	315,523	1.15%
Coty, Inc. Class A	Consumer staples	38,298	310,596	1.13%
General Motors Co.	Consumer cyclicals	8,154	309,129	1.13%
Hanesbrands, Inc.	Consumer cyclicals	23,308	309,063	1.13%

44 Multi-Asset Absolute Return Fund

A BASKET (JPCMPTFL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Align Technology, Inc.	Health care	1,063	$308,112	1.12%
AECOM	Capital goods	4,342	306,357	1.12%
Merck & Co., Inc.	Health care	3,434	304,601	1.11%
Ford Motor Co.	Consumer cyclicals	20,907	296,050	1.08%
Gentex Corp.	Capital goods	9,625	282,483	1.03%
Amedisys, Inc.	Health care	2,199	280,639	1.02%
Olaplex Holdings, Inc.	Consumer staples	18,315	269,233	0.98%
Lululemon Athletica, Inc. (Canada)	Consumer cyclicals	718	254,594	0.93%
Zoetis, Inc.	Health care	1,372	243,190	0.89%
Datto Holding Corp.	Technology	6,880	238,732	0.87%
Upstart Holdings, Inc.	Financials	3,152	236,471	0.86%
Trex Co., Inc.	Basic materials	3,928	228,545	0.83%
Petco Health & Wellness Co., Inc.	Consumer cyclicals	11,791	227,102	0.83%
BWX Technologies, Inc.	Capital goods	4,366	226,679	0.83%
Carter’s, Inc.	Consumer cyclicals	2,654	223,590	0.82%
Leggett & Platt, Inc.	Capital goods	6,185	220,378	0.80%
ChargePoint Holdings, Inc.	Capital goods	17,023	220,279	0.80%
arista Networks, Inc.	Technology	1,887	218,111	0.80%
Skechers USA, Inc. Class A	Consumer cyclicals	5,660	216,784	0.79%
Newell Brands, Inc.	Consumer staples	9,315	215,636	0.79%
Dentsply Sirona, Inc.	Health care	5,361	214,394	0.78%
AT&T, Inc.	Communication services	11,330	213,693	0.78%
Timken Co. (The)	Basic materials	3,705	213,569	0.78%
Boston Scientific Corp.	Health care	5,069	213,467	0.78%
Mercury Systems, Inc.	Technology	3,781	210,968	0.77%
Harley-Davidson, Inc.	Consumer cyclicals	5,787	210,949	0.77%
Change Healthcare, Inc.	Health care	8,810	207,566	0.76%
American Airlines Group, Inc.	Transportation	10,831	203,296	0.74%
Darling Ingredients, Inc.	Consumer staples	2,755	202,160	0.74%
Quanta Services, Inc.	Capital goods	1,703	197,509	0.72%
United Rentals, Inc.	Consumer cyclicals	622	196,899	0.72%
CommScope Holding Co., Inc.	Technology	32,576	196,432	0.72%
Virgin Galactic Holdings, Inc.	Consumer cyclicals	26,163	195,964	0.71%
Lockheed Martin Corp.	Capital goods	439	189,706	0.69%
Monolithic Power Systems, Inc.	Technology	484	189,654	0.69%
TopBuild Corp.	Basic materials	1,014	183,650	0.67%

A BASKET (UBSPUSER) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Microsoft Corp.	Technology	54,840	$15,219,113	7.82%
Apple, Inc.	Technology	67,348	10,617,344	5.46%
Amazon.com, Inc.	Consumer cyclicals	2,657	6,605,250	3.39%
Alphabet, Inc. Class C	Technology	2,369	5,446,967	2.80%
Tesla, Inc.	Consumer cyclicals	4,515	3,931,549	2.02%

Multi-Asset Absolute Return Fund 45

A BASKET (UBSPUSER) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Union Pacific Corp.	Transportation	15,602	$3,655,509	1.88%
Walmart, Inc.	Consumer cyclicals	23,716	3,628,306	1.86%
Northrop Grumman Corp.	Capital goods	7,380	3,242,935	1.67%
Mastercard, Inc. Class A	Consumer cyclicals	8,564	3,111,972	1.60%
Bank of America Corp.	Financials	84,549	3,016,717	1.55%
Danaher Corp.	Health care	11,344	2,848,895	1.46%
AbbVie, Inc.	Health care	18,829	2,765,557	1.42%
ConocoPhillips	Energy	28,342	2,707,237	1.39%
JPMorgan Chase & Co.	Financials	22,518	2,687,728	1.38%
NVIDIA Corp.	Technology	14,379	2,666,864	1.37%
Anthem, Inc.	Health care	5,236	2,628,113	1.35%
Visa, Inc. Class A	Financials	11,995	2,556,400	1.31%
Regeneron Pharmaceuticals, Inc.	Health care	3,791	2,498,559	1.28%
Valero Energy Corp.	Energy	22,187	2,473,454	1.27%
American Tower Corp.	Communication services	10,234	2,466,715	1.27%
McKesson Corp.	Health care	7,508	2,324,510	1.19%
Merck & Co., Inc.	Health care	26,155	2,319,723	1.19%
Procter & Gamble Co. (The)	Consumer staples	14,422	2,315,495	1.19%
O’Reilly Automotive, Inc.	Consumer cyclicals	3,793	2,300,728	1.18%
Johnson Controls International PLC	Capital goods	38,364	2,296,865	1.18%
Johnson & Johnson	Health care	12,641	2,281,161	1.17%
Citigroup, Inc.	Financials	42,868	2,066,651	1.06%
Thermo Fisher Scientific, Inc.	Health care	3,714	2,053,398	1.06%
UnitedHealth Group, Inc.	Health care	3,929	1,998,020	1.03%
Exxon Mobil Corp.	Energy	22,258	1,897,485	0.98%
Southwest Airlines Co.	Transportation	37,943	1,772,715	0.91%
Qualcomm, Inc.	Technology	12,647	1,766,654	0.91%
Adobe, Inc.	Technology	4,419	1,749,732	0.90%
Costco Wholesale Corp.	Consumer staples	3,158	1,678,997	0.86%
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	40,184	1,629,442	0.84%
Intuit, Inc.	Technology	3,890	1,628,834	0.84%
Corteva, Inc.	Basic materials	27,660	1,595,698	0.82%
Goldman Sachs Group, Inc. (The)	Financials	5,063	1,546,618	0.79%
NRG Energy, Inc.	Utilities and power	41,810	1,500,985	0.77%
HCA Healthcare, Inc.	Health care	6,822	1,463,729	0.75%
Cadence Design Systems, Inc.	Technology	9,652	1,455,941	0.75%
Accenture PLC Class A	Technology	4,832	1,451,382	0.75%
Home Depot, Inc. (The)	Consumer cyclicals	4,697	1,410,939	0.73%
TJX Cos., Inc. (The)	Consumer cyclicals	22,875	1,401,797	0.72%
Nike, Inc. Class B	Consumer cyclicals	11,133	1,388,225	0.71%
Deere & Co.	Capital goods	3,658	1,381,147	0.71%
Target Corp.	Consumer cyclicals	6,039	1,380,724	0.71%
Hilton Worldwide Holdings, Inc.	Consumer cyclicals	8,752	1,359,174	0.70%
IQVIA Holdings, Inc.	Health care	6,178	1,346,774	0.69%
DexCom, Inc.	Health care	3,037	1,240,929	0.64%

46 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$4,580	$62,873	$15,222	5/11/63	300 bp — Monthly	$(10,611)
CMBX NA BBB−.6 Index	B+/P	6,498	106,978	25,899	5/11/63	300 bp — Monthly	(19,348)
CMBX NA BBB−.6 Index	B+/P	15,001	228,033	55,207	5/11/63	300 bp — Monthly	(40,091)
Barclays Bank PLC
CMBX NA BBB−.6 Index	B+/P	26,163	221,464	53,616	5/11/63	300 bp — Monthly	(27,343)
CMBX NA BBB−.7 Index	BB−/P	8,583	1,527,000	277,151	1/17/47	300 bp — Monthly	(267,804)
Citigroup Global Markets, Inc.
CMBX NA BB.6 Index	CCC+/P	237,268	1,521,680	628,910	5/11/63	500 bp — Monthly	(390,374)
CMBX NA BB.7 Index	B/P	32,151	630,000	195,741	1/17/47	500 bp — Monthly	(163,065)
CMBX NA BBB−.6 Index	B+/P	745,680	10,988,755	2,660,378	5/11/63	300 bp — Monthly	(1,909,203)
Credit Suisse International
CMBX NA BBB−.6 Index	B+/P	3,185,985	31,818,593	7,703,281	5/11/63	300 bp — Monthly	(4,501,322)
CMBX NA BBB−.7 Index	BB−/P	41,182	521,000	94,562	1/17/47	300 bp — Monthly	(53,119)
CMBX NA BBB−.7 Index	BB−/P	477,712	6,463,000	1,173,035	1/17/47	300 bp — Monthly	(692,091)
Goldman Sachs International
CMBX NA BBB−.6 Index	B+/P	7,978	86,334	20,901	5/11/63	300 bp — Monthly	(12,881)
CMBX NA BBB−.6 Index	B+/P	7,772	139,823	33,851	5/11/63	300 bp — Monthly	(26,009)
CMBX NA BBB−.6 Index	B+/P	12,819	152,022	36,805	5/11/63	300 bp — Monthly	(23,910)
CMBX NA BBB−.6 Index	B+/P	12,603	173,605	42,030	5/11/63	300 bp — Monthly	(29,340)
CMBX NA BBB−.6 Index	B+/P	32,134	274,015	66,339	5/11/63	300 bp — Monthly	(34,068)
CMBX NA BBB−.6 Index	B+/P	25,360	287,153	69,520	5/11/63	300 bp — Monthly	(44,016)
CMBX NA BBB−.6 Index	B+/P	43,866	476,711	115,412	5/11/63	300 bp — Monthly	(71,307)
CMBX NA BBB−.6 Index	B+/P	72,333	488,910	118,365	5/11/63	300 bp — Monthly	(45,787)
CMBX NA BBB−.6 Index	B+/P	54,650	682,222	165,166	5/11/63	300 bp — Monthly	(110,175)
CMBX NA BBB−.6 Index	B+/P	43,204	817,353	197,881	5/11/63	300 bp — Monthly	(154,269)

Multi-Asset Absolute Return Fund 47

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$113,818	$957,176	$231,732	5/11/63	300 bp — Monthly	$(117,435)
CMBX NA BBB−.6 Index	B+/P	113,818	957,176	231,732	5/11/63	300 bp — Monthly	(117,435)
CMBX NA BBB−.6 Index	B+/P	123,458	1,039,756	251,725	5/11/63	300 bp — Monthly	(127,747)
CMBX NA BBB−.6 Index	B+/P	217,829	1,888,076	457,103	5/11/63	300 bp — Monthly	(238,330)
CMBX NA BBB−.6 Index	B+/P	440,741	3,751,754	908,300	5/11/63	300 bp — Monthly	(465,683)
CMBX NA BBB−.7 Index	BB−/P	171,603	2,462,000	446,853	1/17/47	300 bp — Monthly	(274,019)
CMBX NA BBB−.7 Index	BB−/P	587,623	7,950,000	1,442,925	1/17/47	300 bp — Monthly	(851,327)
JPMorgan Securities LLC
CMBX NA BBB−.6 Index	B+/P	5,760,397	16,908,232	4,093,483	5/11/63	300 bp — Monthly	1,675,368
Merrill Lynch International
CMBX NA BB.7 Index	B/P	23,979	210,000	65,247	1/17/47	500 bp — Monthly	(41,093)
CMBX NA BBB−.6 Index	B+/P	101,851	354,718	85,877	5/11/63	300 bp — Monthly	16,151
Upfront premium received		12,748,639		Unrealized appreciation		1,691,519
Upfront premium (paid)		—		Unrealized (depreciation)		(10,859,202)
Total		$12,748,639		Total		$(9,167,683)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited)
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$3,715	$381,040	$34,560	5/11/63	(200 bp) — Monthly	$38,148
CMBX NA BB.10 Index	(25,000)	228,000	66,667	11/17/59	(500 bp) — Monthly	41,477
CMBX NA BB.10 Index	(21,916)	210,000	61,404	11/17/59	(500 bp) — Monthly	39,313
CMBX NA BB.11 Index	(81,623)	630,000	83,349	11/18/54	(500 bp) — Monthly	1,201

48 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.11 Index	$(18,193)	$193,000	$25,534	11/18/54	(500 bp) — Monthly	$7,181
CMBX NA BB.9 Index	(255,056)	2,471,000	622,939	9/17/58	(500 bp) — Monthly	365,824
Credit Suisse International
CMBX NA BB.10 Index	(51,729)	435,000	127,194	11/17/59	(500 bp) — Monthly	75,102
CMBX NA BB.10 Index	(55,104)	413,000	120,761	11/17/59	(500 bp) — Monthly	65,313
CMBX NA BB.7 Index	(29,194)	1,521,680	628,910	5/11/63	(500 bp) — Monthly	598,450
CMBX NA BB.9 Index	(112,076)	1,118,000	281,848	9/17/58	(500 bp) — Monthly	168,840
Goldman Sachs International
CMBX NA BB.7 Index	(296,107)	1,622,000	503,955	1/17/47	(500 bp) — Monthly	206,497
CMBX NA BB.7 Index	(43,113)	255,000	79,229	1/17/47	(500 bp) — Monthly	35,903
CMBX NA BB.7 Index	(30,568)	202,000	62,761	1/17/47	(500 bp) — Monthly	32,025
CMBX NA BB.7 Index	(19,899)	98,000	30,449	1/17/47	(500 bp) — Monthly	10,468
CMBX NA BB.9 Index	(22,144)	184,000	46,386	9/17/58	(500 bp) — Monthly	24,089
CMBX NA BB.9 Index	(21,896)	184,000	46,386	9/17/58	(500 bp) — Monthly	24,337
JPMorgan Securities LLC
CMBX NA BB.17 Index	(1,514,014)	3,092,000	960,684	1/17/47	(500 bp) — Monthly	(555,906)
CMBX NA BBB−.6 Index	(98,596)	363,164	87,922	5/11/63	(300 bp) — Monthly	(10,856)
CMBX NA BBB−.7 Index	(2,665,497)	11,354,000	2,060,751	1/17/47	(300 bp) — Monthly	(614,685)
Merrill Lynch International
CMBX NA A.6 Index	8,647	457,600	41,504	5/11/63	(200 bp) — Monthly	49,998
CMBX NA BB.10 Index	(23,898)	420,000	122,808	11/17/59	(500 bp) — Monthly	98,560
CMBX NA BB.11 Index	(273,312)	553,000	73,162	11/18/54	(500 bp) — Monthly	(200,611)
CMBX NA BB.9 Index	(29,958)	769,000	193,865	9/17/58	(500 bp) — Monthly	163,266
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	(22,024)	210,000	61,404	11/17/59	(500 bp) — Monthly	39,205
CMBX NA BB.9 Index	(44,620)	368,000	92,773	9/17/58	(500 bp) — Monthly	47,846

Multi-Asset Absolute Return Fund 49

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(22,310)	$184,000	$46,386	9/17/58	(500 bp) — Monthly	$23,923
CMBX NA BBB−.6 Index	(705,416)	2,388,248	578,195	5/11/63	(300 bp) — Monthly	(128,416)
CMBX NA BBB−.7 Index	(315,451)	3,096,000	561,924	1/17/47	(300 bp) — Monthly	244,925
CMBX NA BBB−.8 Index	(136,306)	965,000	126,512	10/17/57	(300 bp) — Monthly	(10,277)
CMBX NA BBB−.8 Index	(28,607)	209,000	27,400	10/17/57	(300 bp) — Monthly	(1,311)
Upfront premium received	12,362		Unrealized appreciation		2,401,891
Upfront premium (paid)	(6,963,627)		Unrealized (depreciation)		(1,522,062)
Total	$(6,951,265)		Total		$879,829
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited)
Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
NA HY Series 38 Index	$1,179,466	$22,244,000	$353,012	6/20/27	(500 bp) — Quarterly	$741,087
Total	$1,179,466	$741,087
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

50 Multi-Asset Absolute Return Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$2,770,249	$5,996,904	$—
Capital goods	857,488	652,205	—
Communication services	1,394,832	1,654,622	—
Consumer cyclicals	780,551	7,445,742	—
Consumer staples	2,897,670	4,312,119	—
Energy	—	1,775,439	—
Financials	3,206,903	11,118,041	—
Health care	—	3,345,360	—
Technology	6,041,372	20,110,872	—
Transportation	—	2,552,087	—
Utilities and power	1,555,987	32,486	10
Total common stocks	19,505,052	58,995,877	10
Asset-backed securities	—	4,388,870	—
Commodity linked notes	—	44,077,431	—
Corporate bonds and notes	—	1,071,721	—
Foreign government and agency bonds and notes	—	5,767,685	—
Investment companies	53,540,728	—	—
Mortgage-backed securities	—	55,076,379	—
Purchased options outstanding	—	446,217	—
U.S. government and agency mortgage obligations	—	242,656,103	—
U.S. treasury obligations	—	381,223	—
Warrants	—	8,026,581	17
Short-term investments	7,901,000	342,160,349	—
Totals by level	$80,946,780	$763,048,436	$27

Multi-Asset Absolute Return Fund 51

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(10,471,861)	$—	$—
Written options outstanding	—	(1,650,976)	—
Forward premium swap option contracts	—	(126,834)	—
TBA sale commitments	—	(213,489,402)	—
Interest rate swap contracts	—	(2,504,308)	—
Total return swap contracts	—	8,703,838	—
Credit default contracts	—	(14,523,607)	—
Totals by level	$(10,471,861)	$(223,591,289)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

52 Multi-Asset Absolute Return Fund

Statement of assets and liabilities 4/30/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8)
Unaffiliated issuers (identified cost $594,155,804)	$602,733,243
Repurchase agreements (identified cost $241,262,000)	241,262,000
Cash	1,353,202
Foreign currency (cost $45,801) (Note 1)	46,299
Dividends, interest and other receivables	1,386,207
Receivable for shares of the fund sold	1,400,007
Receivable for investments sold	9,227,029
Receivable for sales of TBA securities (Note 1)	147,985,756
Receivable for variation margin on futures contracts (Note 1)	168,164
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,029,646
Unrealized appreciation on forward premium swap option contracts (Note 1)	86,873
Unrealized appreciation on OTC swap contracts (Note 1)	42,288,116
Premium paid on OTC swap contracts (Note 1)	6,963,627
Prepaid assets	54,811
Total assets	1,055,984,980

LIABILITIES
Payable for investments purchased	5,267,587
Payable for purchases of TBA securities (Note 1)	172,801,098
Payable for shares of the fund repurchased	898,738
Payable for compensation of Manager (Note 2)	208,628
Payable for custodian fees (Note 2)	52,499
Payable for investor servicing fees (Note 2)	93,120
Payable for Trustee compensation and expenses (Note 2)	225,767
Payable for administrative services (Note 2)	1,807
Payable for distribution fees (Note 2)	56,891
Payable for variation margin on futures contracts (Note 1)	1,342,445
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,005,931
Unrealized depreciation on OTC swap contracts (Note 1)	41,872,132
Premium received on OTC swap contracts (Note 1)	12,761,001
Unrealized depreciation on forward premium swap option contracts (Note 1)	213,707
Written options outstanding, at value (premiums $1,379,837) (Note 1)	1,650,976
TBA sale commitments, at value (proceeds receivable $216,659,961) (Note 1)	213,489,402
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 8)	8,282,223
Other accrued expenses	446,512
Total liabilities	460,670,464

Net assets	$595,314,516

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$636,794,667
Total distributable earnings (Note 1)	(41,480,151)
Total — Representing net assets applicable to capital shares outstanding	$595,314,516

(Continued on next page)

Multi-Asset Absolute Return Fund 53

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($162,142,104 divided by 15,514,283 shares)	$10.45
Offering price per class A share (100/94.25 of $10.45)*	$11.09
Net asset value and offering price per class B share ($3,390,329 divided by 338,869 shares)**	$10.00
Net asset value and offering price per class C share ($23,389,056 divided by 2,346,289 shares)**	$9.97
Net asset value, offering price and redemption price per class P share
($309,338,308 divided by 29,239,043 shares)	$10.58
Net asset value, offering price and redemption price per class R share
($2,246,456 divided by 219,677 shares)	$10.23
Net asset value, offering price and redemption price per class R6 share
($22,370,161 divided by 2,109,006 shares)	$10.61
Net asset value, offering price and redemption price per class Y share
($72,438,102 divided by 6,867,503 shares)	$10.55

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

54 Multi-Asset Absolute Return Fund

Statement of operations Six months ended 4/30/22 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $35,072 from investments in affiliated issuers) (Note 5)	$3,448,254
Dividends (net of foreign tax of $581,054)	1,852,667
Securities lending (net of expenses) (Notes 1 and 5)	10,047
Total investment income	5,310,968

EXPENSES
Compensation of Manager (Note 2)	1,253,808
Investor servicing fees (Note 2)	288,255
Custodian fees (Note 2)	87,787
Trustee compensation and expenses (Note 2)	11,730
Distribution fees (Note 2)	359,803
Administrative services (Note 2)	10,220
Other	204,683
Total expenses	2,216,286
Expense reduction (Note 2)	(414)
Net expenses	2,215,872

Net investment income	3,095,096

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $283,545) (Notes 1 and 3)	8,326,478
Foreign currency transactions (Note 1)	16,985
Forward currency contracts (Note 1)	(3,621,855)
Futures contracts (Note 1)	(10,935)
Swap contracts (Note 1)	2,786,612
Written options (Note 1)	10,046
Total net realized gain	7,507,331
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments
(net of decrease in deferred foreign tax of $343,770)	(6,843,882)
Assets and liabilities in foreign currencies	(4,989)
Forward currency contracts	3,265,181
Futures contracts	(5,276,974)
Swap contracts	22,865,140
Written options	(271,521)
Total change in net unrealized appreciation	13,732,955

Net gain on investments	21,240,286

Net increase in net assets resulting from operations	$24,335,382

The accompanying notes are an integral part of these financial statements.

Multi-Asset Absolute Return Fund 55

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/22*	Year ended 10/31/21
Operations
Net investment income	$3,095,096	$6,419,330
Net realized gain on investments
and foreign currency transactions	7,507,331	22,146,180
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	13,732,955	(28,962,114)
Net increase (decrease) in net assets resulting
from operations	24,335,382	(396,604)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,092,097)	—
Class P	(3,401,561)	—
Class R	(10,798)	—
Class R6	(229,713)	—
Class Y	(668,992)	—
From net realized long-term gain on investments
Class A	(2,068,705)	—
Class B	(49,943)	—
Class C	(331,538)	—
Class P	(3,668,800)	—
Class R	(28,120)	—
Class R6	(258,686)	—
Class Y	(929,156)	—
Decrease from capital share transactions (Note 4)	(38,107,625)	(173,370,645)
Total decrease in net assets	(26,510,352)	(173,767,249)

NET ASSETS
Beginning of period	621,824,868	795,592,117
End of period	$595,314,516	$621,824,868

* Unaudited.

The accompanying notes are an integral part of these financial statements.

56 Multi-Asset Absolute Return Fund

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Multi-Asset Absolute Return Fund 57

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized										Ratio of	investment
	value,	investment	and unrealized	Total from	From net	From net			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	realized gain	From return	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	on investments	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class A
April 30, 2022**	$10.24	.04	.37	.41	(.07)	(.13)	—	(.20)	—	$10.45	3.94*	$162,142	.48*	.38*	756*
October 31, 2021	10.29	.08	(.13)	(.05)	—	—	—	—	—	10.24	(.49)	175,325	.88[d]	.73[d]	1,040
October 31, 2020	11.47	.17	(1.35)	(1.18)	—	—	—	—	—	10.29	(10.29)	226,129	.86[d]	1.56[d]	416
October 31, 2019	11.39	.27	.18	.45	(.37)	—	—[h]	(.37)	—	11.47	4.24	285,722	.89[d]	2.36[d]	638
October 31, 2018	12.34	.23	(.88)	(.65)	(.24)	(.06)	—	(.30)	—[f]	11.39	(5.43)	357,330	1.02[d,g]	1.96[d]	479
October 31, 2017	11.28	.24	.82	1.06	—	—	—	—	—	12.34	9.40	262,943	1.16	2.01	559
Class B
April 30, 2022**	$9.78	—[h]	.35	.35	—	(.13)	—	(.13)	—	$10.00	3.54*	$3,390	.85*	—*i	756*
October 31, 2021	9.90	(.01)	(.11)	(.12)	—	—	—	—	—	9.78	(1.21)	4,194	1.63[d]	(.06)[d]	1,040
October 31, 2020	11.12	.09	(1.31)	(1.22)	—	—	—	—	—	9.90	(10.97)	9,037	1.61[d]	.85[d]	416
October 31, 2019	11.04	.18	.18	.36	(.28)	—	—[h]	(.28)	—	11.12	3.48	16,092	1.64[d]	1.62[d]	638
October 31, 2018	11.95	.14	(.86)	(.72)	(.13)	(.06)	—	(.19)	—[f]	11.04	(6.11)	26,759	1.77[d,g]	1.20[d]	479
October 31, 2017	11.01	.15	.79	.94	—	—	—	—	—	11.95	8.54	23,289	1.91	1.30	559
Class C
April 30, 2022**	$9.75	—[h]	.35	.35	—	(.13)	—	(.13)	—	$9.97	3.55*	$23,389	.85*	.01*	756*
October 31, 2021	9.86	(.01)	(.10)	(.11)	—	—	—	—	—	9.75	(1.12)	28,284	1.63[d]	(.08)[d]	1,040
October 31, 2020	11.08	.09	(1.31)	(1.22)	—	—	—	—	—	9.86	(11.01)	73,200	1.61[d]	.86[d]	416
October 31, 2019	11.01	.18	.18	.36	(.29)	—	—[h]	(.29)	—	11.08	3.47	139,156	1.64[d]	1.62[d]	638
October 31, 2018	11.93	.14	(.86)	(.72)	(.14)	(.06)	—	(.20)	—[f]	11.01	(6.13)	201,582	1.77[d,g]	1.22[d]	479
October 31, 2017	10.99	.15	.79	.94	—	—	—	—	—	11.93	8.55	151,075	1.91	1.29	559
Class P
April 30, 2022**	$10.39	.06	.38	.44	(.12)	(.13)	—	(.25)	—	$10.58	4.18*	$309,338	.26*	.61*	756*
October 31, 2021	10.39	.12	(.12)	—[h]	—	—	—	—	—	10.39	—	305,551	.46[d]	1.19[d]	1,040
October 31, 2020	11.54	.21	(1.36)	(1.15)	—	—	—	—	—	10.39	(9.97)	277,872	.46[d]	1.92[d]	416
October 31, 2019	11.47	.31	.18	.49	(.42)	—	—[h]	(.42)	—	11.54	4.58	258,501	.50[d]	2.77[d]	638
October 31, 2018	12.42	.29	(.90)	(.61)	(.28)	(.06)	—	(.34)	—[f]	11.47	(5.03)	220,539	.63[d,g]	2.42[d]	479
October 31, 2017	11.31	.29	.82	1.11	—	—	—	—	—	12.42	9.81	89,518.78		2.41	559
Class R
April 30, 2022**	$10.02	.03	.36	.39	(.05)	(.13)	—	(.18)	—	$10.23	3.84*	$2,246	.60*	.27*	756*
October 31, 2021	10.09	.05	(.12)	(.07)	—	—	—	—	—	10.02	(.69)	2,237	1.13[d]	.51[d]	1,040
October 31, 2020	11.27	.14	(1.32)	(1.18)	—	—	—	—	—	10.09	(10.47)	2,607	1.11[d]	1.33[d]	416
October 31, 2019	11.20	.24	.17	.41	(.34)	—	—[h]	(.34)	—	11.27	3.93	3,746	1.14[d]	2.13[d]	638
October 31, 2018	12.16	.19	(.86)	(.67)	(.23)	(.06)	—	(.29)	—[f]	11.20	(5.65)	4,377	1.27[d,g]	1.65[d]	479
October 31, 2017	11.15	.20	.81	1.01	—	—	—	—	—	12.16	9.06	4,597	1.41	1.73	559

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 59

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized										Ratio of	investment
	value,	investment	and unrealized	Total from	From net	From net			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	realized gain	From return	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	on investments	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class R6
April 30, 2022**	$10.42	.06	.37	.43	(.11)	(.13)	—	(.24)	—	$10.61	4.12*	$22,370	.28*	.59*	756*
October 31, 2021	10.42	.12	(.12)	—[h]	—	—	—	—	—	10.42	—	21,626	.50[d]	1.13[d]	1,040
October 31, 2020	11.58	.21	(1.37)	(1.16)	—	—	—	—	—	10.42	(10.02)	10,764	.50[d]	1.93[d]	416
October 31, 2019	11.50	.31	.18	.49	(.41)	—	—[h]	(.41)	—	11.58	4.60	13,717	.54[d]	2.73[d]	638
October 31, 2018	12.45	.27	(.88)	(.61)	(.28)	(.06)	—	(.34)	—[f]	11.50	(5.06)	13,971	.67[d,g]	2.29[d]	479
October 31, 2017	11.35	.28	.82	1.10	—	—	—	—	—	12.45	9.69	9,071.82		2.37	559
Class Y
April 30, 2022**	$10.35	.06	.36	.42	(.09)	(.13)	—	(.22)	—	$10.55	4.04*	$72,438	.35*	.54*	756*
October 31, 2021	10.36	.10	(.11)	(.01)	—	—	—	—	—	10.35	(.10)	84,608	.63[d]	.98[d]	1,040
October 31, 2020	11.52	.21	(1.37)	(1.16)	—	—	—	—	—	10.36	(10.07)	195,984	.61[d]	1.89[d]	416
October 31, 2019	11.45	.30	.17	.47	(.40)	—	—[h]	(.40)	—	11.52	4.39	409,994	.64[d]	2.61[d]	638
October 31, 2018	12.40	.26	(.88)	(.62)	(.27)	(.06)	—	(.33)	—[f]	11.45	(5.16)	679,839	.77[d,g]	2.19[d]	479
October 31, 2017	11.31	.27	.82	1.09	—	—	—	—	—	12.40	9.64	622,673.91		2.29	559

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
October 31, 2021	0.02%
October 31, 2020	0.04
October 31, 2019	0.03
October 31, 2018	0.02

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

g Includes one-time merger costs of 0.01%.

h Amount represents less than $0.01 per share.

i Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

60 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 61

Notes to financial statements 4/30/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2021 through April 30, 2022.

Putnam Multi-Asset Absolute Return Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. In pursuing a positive total return, the fund’s strategies are generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. The fund aims to accomplish this objective by combining “directional” strategies and “non-directional” strategies. The directional strategies seek efficient, diversified exposure to investment markets. They also seek to balance risk and provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The non-directional strategies aim to provide positive returns that have minimal correlation with traditional asset classes, such as equities or equity-like investments. The non-directional strategies are generally implemented using paired long and short positions in an effort to capitalize on long-term market inefficiencies and short-term opportunities. The non-directional strategies may involve the use of active trading strategies, currency transactions and options transactions.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class P, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

62 Multi-Asset Absolute Return Fund

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swaps taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following

Multi-Asset Absolute Return Fund 63

procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $246,089,304 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received

64 Multi-Asset Absolute Return Fund

or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Multi-Asset Absolute Return Fund 65

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contract s The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

66 Multi-Asset Absolute Return Fund

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

Multi-Asset Absolute Return Fund 67

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $15,460,145 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $13,567,543 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

68 Multi-Asset Absolute Return Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$45,854,470	$15,174,909	$61,029,379

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $599,478,279, resulting in gross unrealized appreciation and depreciation of $92,500,839 and $82,047,025 respectively, or net unrealized appreciation of $10,453,814.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Multi-Asset Absolute Return Fund 69

Prior to April 30, 2018, the annual rates were as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,
0.980%	of the next $5 billion,	0.810%	of the next $50 billion,
0.930%	of the next $10 billion,	0.800%	of the next $100 billion and
0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofA U.S. Treasury Bill Index plus 5.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/–0.20%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to April 30, 2018, the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease was calculated monthly based on a performance adjustment rate that was equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofA U.S. Treasury Bill Index plus 7.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate was +/- 0.28%. Each month, the performance adjustment rate was multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount was added to, or subtracted from, the base fee for that month. The monthly base fee was determined based on the fund’s average net assets for the month, while the performance adjustment was determined based on the fund’s average net assets over the performance period of up to thirty-six months.

The management contract also provides for a reduction of the management fee for the fund in any circumstance where the fee payable by the fund is higher than what the management fee would have been under the prior fee schedule in effect for the fund prior to the fund’s merger with Putnam Absolute Return 500 Fund on April 30, 2018 (the “Prior Management Contract”). Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the Prior Management Contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.206% of the fund’s average net assets, which included an effective base fee of 0.353% and a decrease of 0.147% ($897,748) based on performance.

Putnam Management has contractually agreed, through February 28, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

70 Multi-Asset Absolute Return Fund

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$163,331	Class R	2,217
Class B	3,679	Class R6	5,459
Class C	24,813	Class Y	73,169
Class P	15,587	Total	$288,255

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $414 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $448, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services

Multi-Asset Absolute Return Fund 71

provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$208,533
Class B	1.00%	1.00%	18,806
Class C	1.00%	1.00%	126,803
Class R	1.00%	0.50%	5,661
Total			$359,803

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,607 from the sale of class A shares and received $280 and $165 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $27 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,274,172,424	$2,341,599,182
U.S. government securities (Long-term)	—	—
Total	$2,274,172,424	$2,341,599,182

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	639,433	$6,634,090	3,011,736	$30,981,100
Shares issued in connection with
reinvestment of distributions	295,069	3,048,065	—	—
	934,502	9,682,155	3,011,736	30,981,100
Shares repurchased	(2,537,730)	(26,295,207)	(7,878,768)	(81,520,661)
Net decrease	(1,603,228)	$(16,613,052)	(4,867,032)	$(50,539,561)

72 Multi-Asset Absolute Return Fund

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	299	$2,958	1,142	$11,315
Shares issued in connection with
reinvestment of distributions	4,873	48,336	—	—
	5,172	51,294	1,142	11,315
Shares repurchased	(94,886)	(942,743)	(485,367)	(4,823,688)
Net decrease	(89,714)	$(891,449)	(484,225)	$(4,812,373)

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	44,119	$435,650	79,919	$790,928
Shares issued in connection with
reinvestment of distributions	32,907	325,118	—	—
	77,026	760,768	79,919	790,928
Shares repurchased	(631,813)	(6,252,962)	(4,599,338)	(45,289,002)
Net decrease	(554,787)	$(5,492,194)	(4,519,419)	$(44,498,074)

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class P	Shares	Amount	Shares	Amount
Shares sold	5,263,739	$55,290,089	20,081,370	$209,465,132
Shares issued in connection with
reinvestment of distributions	677,238	7,070,361	—	—
	5,940,977	62,360,450	20,081,370	209,465,132
Shares repurchased	(6,103,020)	(64,105,489)	(17,416,108)	(181,543,147)
Net increase (decrease)	(162,043)	$(1,745,039)	2,665,262	$27,921,985

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	4,306	$43,613	34,698	$351,074
Shares issued in connection with
reinvestment of distributions	3,846	38,918	—	—
	8,152	82,531	34,698	351,074
Shares repurchased	(11,688)	(118,458)	(69,882)	(706,575)
Net decrease	(3,536)	$(35,927)	(35,184)	$(355,501)

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	70,275	$747,544	2,121,668	$22,057,975
Shares issued in connection with
reinvestment of distributions	10,880	113,912	—	—
	81,155	861,456	2,121,668	22,057,975
Shares repurchased	(48,408)	(507,438)	(1,078,159)	(11,294,831)
Net increase	32,747	$354,018	1,043,509	$10,763,144

Multi-Asset Absolute Return Fund 73

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	425,080	$4,453,704	1,367,432	$14,256,360
Shares issued in connection with
reinvestment of distributions	141,288	1,472,221	—	—
	566,368	5,925,925	1,367,432	14,256,360
Shares repurchased	(1,876,581)	(19,609,907)	(12,099,866)	(126,106,625)
Net decrease	(1,310,213)	$(13,683,982)	(10,732,434)	$(111,850,265)

At the close of the reporting period, the Putnam RetirementReady Funds owned 51.6% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/21	cost	proceeds	income	of 4/30/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$11,679,600	$199,549,234	$211,228,834	$6,306	$—
Putnam Short Term
Investment Fund**	154,801,408	—	154,801,408	35,072	—
Total Short-term
investments	$166,481,008	$199,549,234	$366,030,242	$41,378	$—

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

74 Multi-Asset Absolute Return Fund

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$6,000
Purchased currency option contracts (contract amount)	$24,800,000
Purchased swap option contracts (contract amount)	$10,600,000
Written equity option contracts (contract amount)	$6,000
Written currency option contracts (contract amount)	$1,900,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$433,400,000
Centrally cleared interest rate swap contracts (notional)	$314,900,000
OTC total return swap contracts (notional)	$1,420,000,000
Centrally cleared total return swap contracts (notional)	$77,600,000
OTC credit default contracts (notional)	$136,200,000
Centrally cleared credit default contracts (notional)	$67,900,000
Warrants (number of warrants)	4,200,000

Multi-Asset Absolute Return Fund 75

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Payables, Net assets —
Credit contracts	Receivables	$7,831,094	Unrealized depreciation	$22,354,701*
	Investments,		Payables, Net assets —
Equity contracts	Receivables	46,667,521	Unrealized depreciation	32,787,964*
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	6,860,091*	Unrealized depreciation	18,316,974*
Total		$61,358,706		$73,459,639

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$326,236	$326,236
Foreign exchange
contracts	—	(713,713)	—	(3,621,855)	—	$(4,335,568)
Equity contracts	(742,603)	—	179,301	—	16,369,827	$15,806,525
Interest rate
contracts	—	150,189	(190,236)	—	(13,909,451)	$(13,949,498)
Total	$(742,603)	$(563,524)	$(10,935)	$(3,621,855)	$2,786,612	$(2,152,305)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$5,889,989	$5,889,989
Foreign exchange
contracts	—	742,072	—	3,265,181	—	$4,007,253
Equity contracts	580,100	(212,343)	(1,718,852)	—	12,962,217	$11,611,122
Interest rate
contracts	—	3,379	(3,558,122)	—	4,012,934	$458,191
Total	$580,100	$533,108	$(5,276,974)	$3,265,181	$22,865,140	$21,966,555

76 Multi-Asset Absolute Return Fund

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Multi-Asset Absolute Return Fund 77

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Royal Bank of Canada	UBS AG	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$885,649	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$885,649
OTC Total return swap contracts*#	2,122,757	778,036	—	—	3,076,239	—	4,381,274	8,348,573	—	—	—	—	—	19,487,827	38,194,706
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	891,217	1,155,808	767,046	—	3,096,660	429,734	1,490,629	—	—	7,831,094
Centrally cleared credit
default contracts§	—	—	143,997	—	—	—	—	—	—	—	—	—	—	—	143,997
Futures contracts§	—	—	—	—	—	—	—	—	—	168,164	—	—	—	—	168,164
Forward premium swap
option contracts#	79,199	—	—	—	7,674	—	—	—	—	—	—	—	—	—	86,873
Purchased options**#	—	—	—	—	—	—	—	—	446,217	—	—	—	—	—	446,217
Repurchase agreements**	—	—	—	80,462,000	—	80,400,000	—	—	—	—	—	—	80,400,000	—	241,262,000
Total Assets	$2,201,956	$778,036	$1,029,646	$80,462,000	$3,083,913	$81,291,217	$5,537,082	$9,115,619	$446,217	$3,264,824	$429,734	$1,490,629	$80,400,000	$19,487,827	$289,018,700
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	1,005,931	—	—	—	—	—	—	—	—	—	—	—	1,005,931
OTC Total return swap contracts*#	2,518,391	—	—	—	84,662	—	—	8,476,080	2,465,240	—	—	—	—	15,946,495	29,490,868
OTC Credit default contracts —
protection sold*#	96,129	329,893	—	—	—	3,477,741	8,951,411	4,825,347	—	4,085,029	150,772	—	—	—	21,916,322
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	982,828	—	—	—	—	—	359,617	—	—	—	—	1,342,445
Forward premium swap
option contracts#	198,788	—	—	—	11,155	—	—	3,764	—	—	—	—	—	—	213,707
Written options#	—	—	—	—	—	—	—	—	1,650,976	—	—	—	—	—	1,650,976
Reverse repurchase agreements	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Liabilities	$2,813,308	$329,893	$1,005,931	$982,828	$95,817	$3,477,741	$8,951,411	$13,305,191	$4,116,216	$4,444,646	$150,772	$—	$—	$15,946,495	$55,620,249
Total Financial and Derivative
Net Assets	$(611,352)	$448,143	$23,715	$79,479,172	$2,988,096	$77,813,476	$(3,414,329)	$(4,189,572)	$(3,669,999)	$(1,179,822)	$278,962	$1,490,629	$80,400,000	$3,541,332	$233,398,451
Total collateral received (pledged)†##	$(357,320)	$164,081	$—	$79,479,172	$2,270,000	$77,813,476	$(3,209,890)	$(4,024,147)	$(2,415,402)	$(940,812)	$217,142	$1,449,000	$80,400,000	$3,541,332
Net amount	$(254,032)	$284,062	$23,715	$—	$718,096	$—	$(204,439)	$(165,425)	$(1,254,597)	$(239,010)	$61,820	$41,629	$—	$—

78 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 79

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Royal Bank of Canada	UBS AG	Total
Controlled collateral received (including
TBA commitments)**	$—	$164,081	$—	$—	$2,270,000	$—	$—	$—	$—	$251,000	$217,142	$1,449,000	$—	$3,931,000	$8,282,223
Uncontrolled collateral received	$—	$—	$—	$82,071,240	$—	$82,008,014	$—	$—	$—	$—	$—	$—	$82,010,050	$—	$246,089,304
Collateral (pledged) (including
TBA commitments)**	$(357,320)	$—	$—	$(140,732)	$—	$(2,619,972)	$(3,209,890)	$(4,024,147)	$(2,415,402)	$(940,812)	$—	$—	$—	$—	$(13,708,275)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $4,647,424 and $2,772,386, respectively.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

80 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 81

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

82 Multi-Asset Absolute Return Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Multi-Asset Absolute Return Fund 83

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

84 Multi-Asset Absolute Return Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Liaquat Ahamed	BSA Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisors	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Multi-Asset Absolute Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2022